UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

EASTGROUP PROPERTIES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EASTGROUP PROPERTIES

2022

Notice of Annual Meeting of Shareholders and Proxy Statement

Gateway Commerce Park
Miami, Florida

Our Priorities

EastGroup operates on the premise that good corporate governance is fundamental to our business and is core to our values. The honesty and integrity of the Company's management and Board of Directors are critical assets in maintaining the trust of our investors, employees, customers, vendors and the communities in which we operate. We strongly believe in promoting diversity as well as providing an inclusive environment for our employees.

EastGroup is recognized in the marketplace for its unique culture—one that is family-oriented, employee-focused and promotes an entrepreneurial spirit. Our do-the-right-thing approach—one that relies on accountability, respect and trust—has been the foundation of our success.

Customer Focus

At EastGroup, we strive to align our interests with those of our customers so that the relationship is mutually beneficial. Our ability to accommodate customer growth in in-fill locations is directly reflected in our high customer retention rate.

Governance

Board oversight of risk management and ESG is integral to the success and sustainability of our Company. The Board and management discuss risk management and ESG on a regular basis. The Nominating and Corporate Governance Committee has responsibility for oversight of the Company's ESG program, and the Audit Committee has responsibility for oversight of the Company's accounting, financial reporting, cybersecurity and other information technology risks.

Employee Well-Being

EastGroup's Healthy, Wealthy, and Wise program provides our employees with opportunities for continuing education, a comprehensive wellness program, and an exceptional 401(k) plan that allows for both Roth and traditional employee contributions along with a generous employer match (50% of employee deferrals up to 10%) and discretionary profit-sharing contribution.

Northwest Crossing
Houston, Texas

2021 Performance Highlights
Company Overview
EastGroup Properties, Inc. (NYSE: EGP), a S&P Mid-Cap 400 Company, is a self-administered equity real estate investment trust focused on the development, acquisition and operation of industrial properties in major Sunbelt markets throughout the United States with an emphasis in the states of Florida, Texas, Arizona, California and North Carolina. The Company’s goal is to maximize shareholder value by being a leading provider in its markets of functional, flexible and quality business distribution space for location sensitive customers (primarily in the 15,000 to 70,000 square foot range). The Company’s strategy for growth is based on ownership of premier distribution facilities generally clustered near major transportation features in supply-constrained submarkets. EastGroup’s portfolio, including development projects and value-add acquisitions in lease-up and under construction, currently includes approximately 52 million square feet.
Business and Strategic Highlights

CAPITALIZATION (AS OF 12.31.2021)	OPERATING RESULTS (2021)	DIVIDEND GROWTH (FOURTH QUARTER 2021)

	6.8% Increase in Same PNOI (GAAP Basis) (1)	▶ Declared 168th Consecutive Quarterly Cash Dividend – $1.10 per Share
	13.2% FFO per Share Increase Over Prior Year (1)	▶ Increased or Maintained Dividend for 29 Consecutive Years

	98.7% of our operating portfolio Leased at December 31, 2021	▶ Dividend Has Increased 26 of the Past 29 Years – Increased in Each of the Last 10 Years
(1)FFO and Same PNOI are not computed in accordance with GAAP. Reconciliations of FFO and Same PNOI (GAAP Basis) and other required disclosure can be found on pages 20 and 21 of our Annual Report on Form 10-K for the year ended December 31, 2021, which we filed with the SEC on February 16, 2022.

Primary Goal	Our Portfolio	Strategy for Growth

Maximize shareholder value by being a leading provider in our markets of functional, flexible and quality business distribution space for location sensitive customers (primarily in the 15,000 to 70,000 square foot range).
	52.1 million sq. ft. As of March 31, 2022 (including development projects and value-add acquisitions in lease-up and under construction).	Ownership of premier distribution facilities in major Sunbelt markets, generally clustered near major transportation features in supply-constrained submarkets.

2022 PROXY STATEMENT	1

2021 Performance Highlights
Company Highlights

TOTAL SHAREHOLDER RETURN (“TSR”) 68.4% in 2021		EARNINGS PERFORMANCE $6.09 per share FFO in 2021 (1) ▲ 13.2% over 2020		SAME PNOI GROWTH 6.8% growth year over year on a GAAP basis (1)

S&P 500 Total Return	Nareit Equity REIT Total Return
28.7%	43.2%

LEASING

92.7%
of expiring square feet renewed or re-leased within the quarter of expiration during 2021
97.4%
occupancy at the end of 2021
31.2%
increase in rental rates on new and renewal leases in 2021
97.6%
same property average
occupancy for 2021
ACQUISITIONS $320.3 million cost during 2021
DEVELOPMENT AND
VALUE-ADD PROGRAM

$525 million
projected total investment with 21 projects (3,905,000 square feet) at December 31, 2021
Started 17 new development projects (2,806,000 square feet) with a projected total investment of $341 million in 2021.

		Operating Properties	760,000 square feet
		Value-add Properties	1,046,000 square feet
		Land	366 acres

DISPOSITIONS $38.9 million Realized gain for selling a 284,000 square foot operating property (not included in FFO)		DIVIDENDS $3.58 per share declared annual cash dividends in 2021 Increased quarterly cash dividend by 13.9% in August 2021 and again by 22.2% in December 2021		MANAGEMENT OF THE BALANCE SHEET $274.2 million issued under our continuous common equity program in 2021

(1)FFO and Same PNOI are not computed in accordance with GAAP. Reconciliations of FFO and Same PNOI (GAAP Basis) and other required disclosure can be found on pages 20 and 21 of our Annual Report on Form 10-K for the year ended December 31, 2021, which we filed with the SEC on February 16, 2022.

2

2021 Performance Highlights
Environmental, Social and Governance (“ESG”) Highlights

ENVIRONMENTAL STEWARDSHIP	ESG Reports: In 2021, EastGroup published its third annual Environmental, Social & Governance report.

ESG Awards: We have obtained 25 Leadership in Energy and Environmental Design (“LEED®”) certifications, including one LEED® Silver certification, and various ENERGY STAR® certifications. Our Gateway Commerce Park property recently received recognition by the Building Owners and Managers Association of Miami-Dade for The Outstanding Building of the Year Award in the industrial office park category.

Property Development: The development and value-add program has produced tremendous value for our shareholders; we have developed approximately 49% of our properties (on a square foot basis). While formal certification is not always pursued, the Company builds all of its development properties with the intention of meeting LEED® certifiable standards. In 2021, the Company amended and restated its unsecured credit facilities, providing for an incremental reduction in borrowing costs if a certain sustainability-linked metric, measured annually, is achieved. This metric is based on a target number of newly-constructed buildings with qualifying electric vehicle charging stations as a percentage of total qualifying buildings and allows for the reduction of the applicable interest margin by one basis point.

SOCIAL INITIATIVES	Flexible Work Environment: EastGroup continues to offer its employees a flexible work environment that began during the COVID-19 pandemic.

Workforce Diversity: Our current employee base is 77% comprised of women. The officer group is comprised of 42% women and 58% men, and 19% of our employees identify as racial or ethnic minorities. Our Board of Directors is 22% comprised of women, and in 2022, we added one director who self identifies as a racial minority. With 86 employees and 9 directors, each team member plays a vital role in the success of the Company.

	CURRENT EMPLOYEE BASE	CURRENT OFFICER GROUP

Employee Tenure: The average tenure of our workforce is 10 years, and 13 years for our officers.

Compensation, Benefits, Health and Safety: EastGroup offers a comprehensive employee benefits program and what we believe are socially-responsible policies and practices in order to support the overall well-being of our employees and create a safe, professional and inclusive work environment. During 2021, we adopted a parental leave policy, human rights statement and vendor code of conduct.

Training and Development: Our employees are provided with training, education and peer mentoring programs to further develop their professional skill set, enhancing the level of customer service provided to our customers and the quality of information disclosed to our stakeholders. In 2020, the Company implemented a formal, certificate-based learning program for all employees, which continued throughout 2021.

2022 PROXY STATEMENT	3

2021 Performance Highlights

CORPORATE GOVERNANCE
Company and Board Engagement: We value our employees, and our focus on human capital management and other socially-responsible initiatives is at the forefront of discussions and decisions with both management and the Board of Directors. The Nominating and Corporate Governance Committee has responsibility for oversight of the Company’s ESG program, and the Audit Committee has responsibility for oversight of the Company’s accounting, financial reporting, cybersecurity and other information technology risks. Committees report to the full Board of Directors.

ESG Executive Officer Individual Goals: Beginning in 2021, individual compensation goals (which account for 20% of performance in connection with our annual incentive plan) include ESG-related goals for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.

Board Diversity: The Board added a second female Board member in July 2020 and a director who identifies as a racial minority in February 2022.

Committee Chairperson Rotations: In May 2020, Mary E. McCormick replaced the previous chairperson of the Audit Committee; H. Eric Bolton, Jr. replaced the previous chairperson of the Compensation Committee; and D. Pike Aloian replaced the previous chairperson of the Nominating and Corporate Governance Committee.

Director Meeting Fees: In 2020, the Board eliminated director meeting fees by adopting a retainer compensation program for directors.

Shareholder Power to Amend Bylaws: In 2021, the Board and shareholders approved an amendment and restatement of EastGroup’s charter and bylaws to allow EastGroup’s bylaws to be amended by a simple majority of stockholder votes.

4

Proxy Voting Roadmap

Proposal 1	Election of Directors	See pages 11-27 for more details.

THE BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.
Director Nominees

Name and Primary Occupation	Gender	Age	Director Since	Committee Membership
				AC	CC	NCGC
D. Pike Aloian IND Managing Director of Neuberger Berman	Male	67	1999
H. Eric Bolton, Jr. IND Lead Independent Director since 2017 Chief Executive Officer of Mid-America Apartment Communities, Inc.	Male	65	2013
Donald F. Colleran IND President and Chief Executive Officer of FedEx Express	Male	66	2017
Hayden C. Eaves III IND President of Hayden Holdings, Inc.	Male	76	2002
David M. Fields IND Executive Vice President, Chief Administrative Officer and General Counsel of Sunset Development Company	Male	64	2022
David H. Hoster II Chairman of the Board since 2016	Male	76	1993
Marshall A. Loeb President and Chief Executive Officer	Male	59	2016
Mary E. McCormick IND Executive Director of the Center for Real Estate at The Ohio State University	Female	64	2005
Katherine M. Sandstrom IND Former Senior Managing Director at Heitman LLC	Female	53	2020

AC	Audit Committee		Chairperson
CC	Compensation Committee		Member
NCGC	Nominating and Corporate Governance Committee	IND	Independent

2022 PROXY STATEMENT	5

Proxy Voting Roadmap
Board Snapshot (1)

GENDER		AGE		TENURE
2020	2022	2020	2022	2020	2022

13 yrs
Average Tenure
0-5 years
6-10 years
11+ years

(1) Excludes Marshall A. Loeb, our CEO
Skills and Experience

6

Proxy Voting Roadmap
Corporate Governance Highlights

What We Do

All Board members are elected annually by shareholders (non-staggered board).
Seven of the nine Board members nominated for election are independent.
Two of the nine Board members nominated for election are women, and one director identifies as a racial or ethnic minority.
The positions of Chairman and CEO are separated.
All stock-based incentive plans have been approved by shareholders.
The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are all comprised entirely of independent directors.
During 2020, the Board rotated the Chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.
The Audit Committee meets with independent and internal auditors at least quarterly.
Management holds ESG-related discussions with the Board of Directors on a regular basis; in 2021, our management and the Board of Directors formally met to discuss these topics three times. The Board formally delegated oversight of the Company’s ESG strategy and policies to the Nominating and Corporate Governance Committee in March 2022, with ongoing oversight by the full Board.
Interested parties may communicate directly with the Board through a link on the Company’s website.
During 2020, the Board eliminated director meeting fees by adopting a retainer compensation program for directors.
Over the past three years, the shares granted to employees and directors have been less than 1% of the shares outstanding.
Compensation is strongly tied to performance, and we do not have employment agreements, automatic salary increases or guaranteed bonuses.
General and administrative expense as a percentage of revenue was less than 5% for the years ended December 31, 2021 and 2020.
The Board has adopted a clawback policy that applies to both cash and equity incentive compensation.
The Board has adopted robust stock ownership guidelines for directors and executive officers.
Full Board oversight of risk management.

What We Don’t Do

No collective bargaining agreements.
No hedging or pledging of Company securities by directors or executive officers.
No excessive perquisites.
No supplemental executive retirement plans.
No tax gross-ups and generally no single-trigger provisions.

See pages 28-30 for more details.
Ratification of Independent Registered Public Accounting Firm
Proposal 2

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

2022 PROXY STATEMENT	7

Proxy Voting Roadmap

See pages 31-56 for more details.
Non-Binding, Advisory Vote on Executive Compensation
Proposal 3

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3.

Executive Compensation Snapshot

Pay Elements
CEO	Other NEOs	Why It Is Provided	Key Features

		We pay a base level of competitive cash salary to attract and retain executive talent.	We determine base salary based on experience, job scope, market data and individual performance.
We annually review our Named Executive Officers’ base salaries against our peers to maintain competitive levels.

Our annual cash and equity incentives are based on the achievement of objective at-risk Company performance metrics to align compensation with strategic goals.
Our performance metrics (funds from operations (“FFO”) per share, same property net operating income (“PNOI”) change, debt to earnings before interest, taxes, depreciation and amortization for real estate (“EBITDAre”) ratio and fixed charge coverage) are commonly used measures of REIT performance.

A portion of the annual incentive is based on the achievement of individual performance goals to reward individual initiative, achievements and contributions.

We grant performance-based and service-based restricted shares to our executives.
Performance-based awards are only earned by achieving the Company’s three-year total shareholder return (“TSR”) performance hurdles relative to the Nareit Equity Index and member companies of the Nareit Industrial Index. This is a critical component of aligning executive compensation with shareholders’ interests.

Service-based awards encourage executive retention by vesting ratably over four years.

TARGET COMPENSATION MIX: CHIEF EXECUTIVE OFFICER	TARGET COMPENSATION MIX: OTHER NAMED EXECUTIVE OFFICERS

Other NEOs
30%
50%
20%
Base Salary
Annual and Long-Term Equity Incentive Target
Annual Cash Incentive Target
At-Risk

8

Table of Contents

2021 Performance Highlights	1	Executive Summary	33
Proxy Voting Roadmap	5	Named Executive Officers	33
Notice of 2022 Annual Meeting of Shareholders	10	Compensation Objectives and Philosophy	33
Proxy Statement	11	Compensation Best Practices	33
Proposal 1: Election of Directors	11	How We Make Compensation Decisions	34
		Components of Our Compensation Program	38
Director Nominee Biographical Information and Experience	12	At-Risk Compensation Mix	39
		Base Salary	39
Board Skills and Diversity Matrix	17	Annual Incentive Compensation	40
Board Evaluation and Selection	18	Long-Term Compensation	43
Board Evaluation	18	Other Benefits	46
Nominating Procedures	18	Compensation Policies and Procedures	46
Shareholder Recommendations	19	Compensation Committee Report	48
Corporate Governance	19	Compensation Tables	49
Leadership Structure	19	Summary Compensation Table	49
Committees of the Board	23	Grants of Plan-Based Awards in 2021	50
Board Oversight and Engagement	24	Outstanding Equity Awards at Year-End	51
Other Governance Principles	26	Option Exercises and Stock Vested	53
Compensation of Directors	26	Potential Payments Upon Termination or Change in Control	53
Proposal 2: Ratification of Independent Registered Public Accounting Firm	28	CEO Compensation Pay Ratio	56
		Equity Compensation Plan Information	56
Evaluation and Selection of Independent Auditors	29	Stock Ownership Information	57
Auditor Fees and Services	29	Security Ownership of Certain Beneficial Owners and Management	57
Policy for Pre-Approval of Audit and Permitted Non-Audit Services	29
		Security Ownership of Directors and Officers	58
Report of the Audit Committee	30	Stock Ownership Guidelines for Directors and Officers	58
Proposal 3: Non-Binding, Advisory Vote On Executive Compensation	31
		Certain Transactions and Relationships	59
Executive Officers	32	Other Matters	60
Compensation Discussion and Analysis	32	About the 2022 Annual Meeting of Shareholders	60

FREQUENTLY REQUESTED INFORMATION		Compensation of Directors	26
Director Nominee Biographical Information and Experience	12	Compensation Discussion and Analysis	32
		Components of Our Compensation Program	38
Board Skills and Diversity Matrix	17	Compensation Tables	49
Nominating Procedures	18	Stock Ownership Information	57
Committees of the Board	23	About the 2022 Annual Meeting of Shareholders	60
Board Oversight and Engagement	24

2022 PROXY STATEMENT	9

400 W. Parkway Place, Suite 100
Ridgeland, Mississippi 39157
Notice of 2022 Annual Meeting of Shareholders
To the Shareholders:

DATE AND TIME May 26, 2022 (Thursday) 9:00 a.m. (Central Daylight Time)	LOCATION Online: www.virtualshareholdermeeting. com/EGP2022	WHO CAN VOTE Shareholders as of March 28, 2022 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Items of Business
At the 2022 Annual Meeting of Shareholders (the “Meeting”), shareholders will be asked to:

1.	Elect the nine director nominees named in this proxy statement for a one-year term to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	Approve, by a non-binding, advisory vote, the compensation of our Named Executive Officers as described in this proxy statement; and
4.	Transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
All shareholders of record at the close of business on March 28, 2022 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders electronically. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Meeting.
By Order of the Board of Directors
BRENT WOOD
Executive Vice President, Chief
Financial Officer and Treasurer
DATED: April 14, 2022

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 26, 2022.
This proxy statement and our 2021 Annual Report to Shareholders are available at www.proxyvote.com

Whether or not you plan to attend the 2022 Annual Meeting of Shareholders, please carefully read the proxy statement and other proxy materials and complete a proxy for your shares as soon as possible. You may authorize your proxy via the Internet or by telephone by following the instructions on the website indicated in the materials you received in the mail. If you received a Notice of Availability of Proxy Materials, you may also request a paper or an e-mail copy of our proxy materials and a paper proxy card at any time. If you receive a copy of the proxy card by mail, you may sign, date and mail the proxy card in the postage-paid envelope provided. If you attend the Meeting, you may vote via the virtual platform during the Meeting if you wish, even if you previously have submitted your proxy. However, please note that if your shares are held of record by a bank, broker or similar organization and you wish to vote via the virtual platform during the Meeting, you must obtain a “legal proxy” issued in your name from such bank, broker or similar organization.

10

Proxy Statement
The following information is furnished in connection with the 2022 Annual Meeting of Shareholders (the “Meeting”) of EastGroup Properties, Inc. (the “Company”), to be held on May 26, 2022 at 9:00 a.m., Central Daylight Time, in a virtual meeting format. This proxy statement and 2021 Annual Report to Shareholders are first being made available, and a Notice Regarding the Availability of Proxy Materials is first being mailed, to shareholders on or about April 14, 2022.

Proposal 1
Election of Directors

In accordance with our Bylaws, the Board of Directors (which we also refer to as the “Board”) has by resolution fixed the number of directors to be elected at the Meeting at nine. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The nominees for director are: D. Pike Aloian, H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves III, David M. Fields, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Katherine M. Sandstrom. All nominees are currently serving as directors of the Company and were elected at the 2021 Annual Meeting of Shareholders, with the exception of Mr. Fields, who was appointed to the Board on February 1, 2022.
Unless instructed otherwise, proxies will be voted “FOR” the nominees listed above. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, your proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.
Information regarding the director nominees can be found under “Director Nominee Biographical Information and Experience.”
Nominees receiving more “For” votes than votes cast “Against” will be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

The Board unanimously recommends that shareholders vote “FOR” the election of each of Mmes. McCormick and Sandstrom and Messrs. Aloian, Bolton, Colleran, Eaves, Fields, Hoster and Loeb to serve on the Board until the 2023 Annual Meeting of Shareholders and until a successor for each is duly elected and qualified.

2022 PROXY STATEMENT	11

Proposal 1: Election of Directors
Director Nominee Biographical Information and Experience
The biography of each director nominee below contains information regarding that person’s principal occupation, tenure with the Company, business experience, other director positions currently held or held at any time during the past five years, and the specific experience, qualifications, attributes or skills that led to the conclusion by the Board that such person should serve as a director of the Company.

D. Pike Aloian
INDEPENDENT
		Age: 67	Committees: Audit, Nominating and Corporate Governance (Chairperson)
Gender: Male
Director Since: 1999

Skills		Select Business Experience:
Managing Director of Neuberger Berman, a New York-based investment management firm since 2020
Partner of Almanac Realty Investors, LLC (“Almanac”) and its predecessor entities through January 31, 2020, when the firm was acquired by Neuberger Berman
Accounting and Finance	Capital Markets	Serves as a member of the Almanac Investment Committee
Key Experience/Director Qualifications:

ESG Matters	Public Company Board Experience	Financial and investment experience, knowledge of capital markets and experience on other public and private company boards
Plays senior role in the on-going management of the Almanac business, including the origination, structuring and management of Almanac’s capital investments to public and private real estate companies
Graduated from Harvard College and received an MBA from Columbia University Graduate School of Business, where he also served as an adjunct professor

Real Estate Operations and Investment	Senior Leadership and Strategic Initiatives

12

Proposal 1: Election of Directors

H. Eric Bolton, Jr.
		INDEPENDENT	Lead Independent Director Since 2017
		Age: 65	Committees: Compensation (Chairperson)
Gender: Male
Director Since: 2013

Skills		Select Business Experience:

Chief Executive Officer of Mid-America Apartment Communities, Inc. (“MAA”) (NYSE: MAA), a real estate investment trust (“REIT”) that owns and operates apartment communities, since 2001 and Chairman of the Board of Directors of MAA since 2002

Accounting and Finance	Capital Markets
Joined MAA in 1994 as Vice President of Development and was named Chief Operating Officer in February 1996 and promoted to President in December 1996; prior to that time, he was Executive Vice President and Chief Financial Officer of Trammell Crow Realty Advisors

Served on the Board of Directors of Interstate Hotels and Resorts, Inc. from 2008 to 2010
Public Company Board Experience	Real Estate Operations and Investment	Key Experience/Director Qualifications:
Brings extensive business and real estate operating experience to the Board
Serves on the National Association of Real Estate Investment Trusts (“Nareit”) Advisory Board of Governors
Received a BBA in Accounting from the University of Memphis and an MBA with a concentration in Finance and Real Estate from the University of North Texas

Senior Leadership and Strategic Initiatives

Donald F. Colleran
INDEPENDENT
		Age: 66	Committees: Compensation, Nominating and Corporate Governance
Gender: Male
Director Since: 2017

Skills		Select Business Experience:
President and Chief Executive Officer of FedEx Express since 2019 and also serves on the Strategic Management Committee of FedEx Corporation (“FedEx”), which sets the strategic direction for FedEx

Joined FedEx in 1989, where he has served in a variety of leadership roles including Executive Vice President, Chief Sales Officer of FedEx from 2016 to 2019 and Executive Vice President, Global Sales of FedEx Services from 2006 to 2016

E-Commerce and Logistics	Public Company Board Experience
Key Experience/Director Qualifications:

Leadership positions provide broad experience and allow him to provide valuable insight to the Company and the Board regarding operational and strategic issues

Serves on the Board of Directors of ABM Industries (NYSE: ABM), since 2018
Regulatory, Legal or Risk Management	Senior Leadership and Strategic Initiatives	Received a BBA from the University of New Hampshire

2022 PROXY STATEMENT	13

Proposal 1: Election of Directors

Hayden C. Eaves III
INDEPENDENT
		Age: 76	Committees: Compensation, Nominating and Corporate Governance
Gender: Male
Director Since: 2002

Skills		Select Business Experience:
President of Hayden Holdings, Inc., a family investment management company, and an advisor to IDS Real Estate Group, where he served as a Managing Director until 2006

President and Chief Executive Officer of the Western Region of Trammell Crow Company until 1995, where he was responsible for 52 million square feet of industrial, office and retail space in California, Oregon, Washington, Arizona and Nevada

Real Estate Operations and Investment	Senior Leadership and Strategic Initiatives
Key Experience/Director Qualifications:

Leadership and extensive experience in the real estate, real estate development and real estate operations business, particularly in the California and Arizona real estate markets

Serves on the Board of Directors of Watson Land Company, a private developer, owner, and manager of industrial properties located in Southern California and Lehigh Valley, Pennsylvania

Received a BS in Accounting from California State University of Los Angeles

David M. Fields
INDEPENDENT
		Age: 64	Committees: Compensation
Gender: Male
Director Since: 2022

Skills		Select Business Experience:

Executive Vice President, Chief Administrative Officer and General Counsel since 2014 of San Ramon, California-based Sunset Development Company, the developer, owner and manager of Bishop Ranch, home to 30,000 employees and 600 businesses, along with retail, entertainment and planned residential space

ESG Matters	Public Company Board Experience	Executive Vice President and Chief Administrative Officer of Bayer Properties in Birmingham, Alabama from 2006 to 2013
Previously served as Vice President and General Counsel of Irvine Company Retail Division in Newport Beach, California

Key Experience/Director Qualifications:

More than 30 years of experience leading multiple disciplines for major companies with large-scale branded real estate
Extensive background in strategic planning, executive leadership, legal and compliance matters, technology and human resources with prior P&L responsibility

Regulatory, Legal or Risk Management	Senior Leadership and Strategic Initiatives

Serves on the board of directors of CBL & Associates Properties, Inc. (NYSE: CBL), since November 2021 and chairs the Nominating/Corporate Governance Committee

Received a BA degree from Yale University and a Juris Doctor degree from Harvard Law School

14

Proposal 1: Election of Directors

David H. Hoster II
Chairman of the Board Since 2016
Age: 76
Gender: Male
Director Since: 1993

Skills		Select Business Experience:
Chief Executive Officer of the Company from 1997 to December 2015 and President of the Company from 1993 to March 2015
Leadership experience and knowledge of the Company and the industry in which we operate, including over 40 years’ involvement with publicly held REITs
Accounting and Finance	Public Company Board Experience
Key Experience/Director Qualifications:

Extensive experience with industrial real estate provides valuable insight to the Board in formulating and executing the Company’s strategy

Real Estate Operations and Investment	Senior Leadership and Strategic Initiatives
Served on the Board of Directors of Trustmark National Bank and Trustmark Corporation until April 2016 and on the Nareit Board of Governors

Received a BA degree with honors from Princeton University and a MBA from Stanford University Graduate School of Business

Marshall A. Loeb

Age: 59
Gender: Male
Director Since: 2016

Skills		Select Business Experience:
President of the Company since March 2015 and Chief Executive Officer and a director of the Company since January 2016

Rejoined the Company as President and Chief Operating Officer in March 2015 from Glimcher Realty Trust (“Glimcher”), a former retail REIT that owned, developed and managed shopping centers in the United States

Accounting and Finance	Capital Markets
Served as President and Chief Operating Officer of Glimcher from 2005 to 2015 until it was acquired by Washington Prime Group Inc.

Chief Financial Officer of Parkway Properties, Inc. from 2000 to 2005
Public Company Board Experience	Real Estate Operations and Investment	Previously employed by the Company from 1991 to 2000, beginning as an asset manager and rising to senior vice president after having a variety of responsibilities with the Company

Key Experience/Director Qualifications:
Over 30 years of experience with publicly held REITs and brings real estate industry, finance, operations, development, and executive leadership expertise to the Board
Senior Leadership and Strategic Initiatives
Serves on the Board of Directors of Lamar Advertising Company (Nasdaq: LAMR), one of the largest outdoor advertising companies in the world specializing in billboard, interstate logo, transit and airport advertising formats

Received a BS in Accounting and a Master of Tax Accounting degree from the University of Alabama, then earned a MBA from the Harvard Graduate School of Business

2022 PROXY STATEMENT	15

Proposal 1: Election of Directors

Mary E. McCormick
INDEPENDENT
		Age: 64	Committees: Audit (Chairperson), Nominating and Corporate Governance
Gender: Female
Director Since: 2005

Skills		Select Business Experience:
Executive Director of the Center for Real Estate at The Ohio State University since 2017, where she has also served as a Senior Lecturer at the Fisher College of Business since 2016
Served the Ohio Public Employees Retirement System from 1989 through 2005, where she was responsible for directing real estate investments and overseeing an internally managed REIT portfolio
Accounting and Finance	Capital Markets
Served on the boards of multiple public and private real estate companies and as a Senior Advisor for Almanac Realty Partners from 2010 to 2016

Key Experience/Director Qualifications:
ESG Matters	Public Company Board Experience

Extensive experience in real estate, capital markets, and corporate governance and brings that expertise to Board discussions

Held a number of leadership positions for a variety of national and regional real estate associations, including Chairperson of the Pension Real Estate Association
Serves on the Board of Directors of Xenia Hotels and Resorts, Inc. (NYSE: XHR), a lodging REIT, since 2015, and previously served on the Board of Directors of MAA from 2006 to 2010
Real Estate Operations and Investment	Senior Leadership and Strategic Initiatives	Member of the Urban Land Institute, NAIOP, Inc., Commercial Real Estate Development Association, and the Pension Real Estate Association
Received a Bachelor’s degree and an MBA from The Ohio State University

Katherine M. Sandstrom
INDEPENDENT
		Age: 53	Committees: Audit, Nominating and Corporate Governance
Gender: Female
Director Since: 2020

Skills		Select Business Experience:

Served as Senior Managing Director at Heitman LLC (“Heitman”), a real estate investment management firm, as an Advisor from July 2018 to March 2019 and Senior Managing Director and global head of Heitman’s Public Real Estate Securities business from 2013 to 2018

Accounting and Finance	Capital Markets	Joined Heitman in 1996 and held several senior leadership positions across multiple facets of the institutional real estate investment industry. Additionally, Ms. Sandstrom previously served on Heitman’s Global Management Committee, the Board of Managers and the Allocation Committee

Key Experience/Director Qualifications:
ESG Matters	Public Company Board Experience	Brings valuable business, financial and investment expertise to the Board
Serves on the Board of Directors of Healthpeak Properties, Inc. (NYSE: PEAK), a REIT serving the healthcare industry, since 2018
Received a BA in Accounting from the University of West Florida, and she is a certified public accountant

Senior Leadership and Strategic Initiatives

16

Proposal 1: Election of Directors
Board Skills and Diversity Matrix

Accounting and Finance
As a publicly traded company, we believe an understanding of accounting, finance and internal controls is essential to providing oversight of our financial reporting and internal control environment. We seek to have multiple directors who qualify as Audit Committee financial experts.

Capital Markets Significant capital is required to fund our operations and grow our business. We value directors with experience in capital markets, including debt and equity financing.

E-Commerce and Logistics
As a developer, owner and operator of business distribution buildings, we are an integral part of many businesses’ warehousing and supply chain needs. We believe it is valuable to the Company for a director to have experience in the e-commerce and logistics fields.

ESG Matters
We strive to conduct business in a responsible manner, to integrate ESG into our operational decision-making and to provide informative ESG-related disclosures. We value a director’s ESG experience from a company and investor perspective.

Public Company Board Experience
We believe a director’s experience serving on other public company boards is valuable, as it provides them with knowledge, insights and perspectives on business operations, corporate governance and other board-related matters.

Real Estate Operations and Investment
Directors with real estate experience bring valuable expertise that is useful in guiding and overseeing our business operations, including real estate development, acquisitions and operations.

Regulatory, Legal or Risk Management Directors with experience in regulatory, legal and risk management matters provide valuable oversight to our management and Board.

Senior Leadership and Strategic Initiatives
We believe directors who serve or have served in senior leadership positions bring valuable experience and perspectives, providing guidance to our management and Board on a variety of business matters, including strategy, human capital management, and execution.

(As of April 14, 2022)
TOTAL NUMBER OF DIRECTORS: 9
GENDER IDENTITY	Female	Male
Directors	2	7
DEMOGRAPHIC BACKGROUND
African American or Black	—	1
White	2	6

2022 PROXY STATEMENT	17

Proposal 1: Election of Directors
Board Evaluation and Selection
Board Evaluation
Our Board recognizes that a regular Board and committee evaluation process is an essential component of Board effectiveness. On an annual basis, each of our directors completes an overall Board evaluation and an evaluation for each committee on which the director serves. The Nominating and Corporate Governance Committee oversees the evaluation process.

QUESTIONNAIRE	DISCUSSION	EVALUATION RESULTS
Directors are asked to provide an effectiveness rating to a variety of Board actions and processes.	The Nominating and Corporate Governance Committee discusses the findings of the Board assessments.	The Nominating and Corporate Governance Committee reports the findings to the full Board.

Directors are able to provide anonymous comments on a variety of Board and committee matters.		Feedback is taken into consideration as the Board carries out its duties.
Each committee discusses the findings of its committee assessment.

Nominating Procedures
In identifying suitable candidates for nomination as a director, the Nominating and Corporate Governance Committee considers the needs of the Board and the range of skills and characteristics required for effective functioning of the Board.

GENERAL CONSIDERATION	RELEVANT SKILLS AND EXPERIENCE	SUGGESTIONS

Although the Company does not have a formal policy or guidelines regarding diversity, the Company’s Corporate Governance Guidelines recognize the value of having a Board that encompasses a broad range of skills, expertise, contacts, background, industry knowledge, diversity of gender and ethnicity, and diversity of opinion. In evaluating such skills and characteristics, the Committee may take into consideration such factors as it deems appropriate, including those memorialized in the Corporate Governance Guidelines.
Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination.
In addition, the Nominating and Corporate Governance Committee will consider nominees suggested by incumbent Board members, management, shareholders and, in certain circumstances, outside search firms; as such, shareholders may influence the composition of the Board.

OUR COMMITMENT TO BOARD DIVERSITY

Our Board believes it is valuable and in the best interest of the Company and shareholders to be comprised of directors with diversity of thought, opinion, skillsets, background, gender and ethnicity. Two of our directors are women, and one of our directors identifies as a racial minority. Our directors possess a variety of skillsets, educational backgrounds and career experiences that bring value and perspective to Board discussions. In 2021, the Nominating and Corporate Governance Committee engaged Korn Ferry, a third-party search firm, to assist the committee in the identification and recruitment of an experienced, ethnically diverse candidate for our Board. Korn Ferry recommended Mr. Fields, along with various potential other candidates, and in February 2022, Mr. Fields was appointed to our Board.

18

Proposal 1: Election of Directors
Shareholder Recommendations
In accordance with the nominating procedures outlined above, the Nominating and Corporate Governance Committee will consider written recommendations for potential nominees suggested by shareholders. Any such person will be evaluated in the same manner as any other potential nominee for director. Any suggestion for a nominee for director by a shareholder should be sent to the Company’s Secretary at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, within the time periods set forth under the heading “About the 2022 Annual Meeting – How do I submit a proposal for the 2023 Annual Meeting?”.
Corporate Governance
Leadership Structure
The Board’s role is to maximize long-term shareholder value. In order to maximize long-term shareholder value, the directors’ primary functions are:

Review management’s business strategies to evaluate their efficacy;	Seek to ensure that the Company’s compensation strategy for key executives
Review, and where appropriate, approve and evaluate financial and internal controls;
i.is effective in attracting and retaining key executives,
ii. links pay to performance based on goals that are aligned with the long-term interests of the Company’s shareholders; and
ii. is administered fairly and in the shareholders’ interests.

Select the Chief Executive Officer and other senior officers;
Develop and periodically review a management succession plan;
Seek to ensure that the Company’s business is conducted in conformity with applicable laws and regulations;	Review with management and monitor the material risks related to the Company’s business.

2022 PROXY STATEMENT	19

Proposal 1: Election of Directors
Our current leadership structure is comprised of the Chairman of the Board, a separate Chief Executive Officer, an independent director serving as Lead Independent Director who presides over the non-management directors, and strong, active independent directors.

20

Proposal 1: Election of Directors
Refreshment and Succession Planning
The Nominating and Corporate Governance Committee regularly discusses director succession and refreshment of the Board to further cultivate diversity of skillsets, experiences, backgrounds and demographics. Since 2017, the Board has added three new directors.

1	2	3

Collect Candidate Pool	Review Candidates	Recommend to Board
The Nominating and Corporate Governance Committee considers candidates brought forth by incumbent Board members, management and shareholders.	The Nominating and Corporate Governance Committee reviews the candidate pool to identify candidates it believes are best suited to serve as a director.	After interviewing and discussing candidates, the Nominating and Corporate Governance Committee recommends a candidate’s nomination to the full Board.

The Nominating and Corporate Governance Committee has also previously engaged, and may in the future engage, an outside search firm to assist in identifying qualified candidates.	The Nominating and Corporate Governance Committee and other directors and members of management interview candidates.	The Board evaluates and approves the new director.

GENDER OF DIRECTOR NOMINEES(1)		AVERAGE AGE OF DIRECTOR NOMINEES(1)		TENURE OF DIRECTOR NOMINEES(1)
2020	2022	2020	2022	2020	2022

(1)Excludes Marshall A. Loeb, our CEO
Independent Directors
Under the NYSE listing standards, at least a majority of the Company’s directors and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must meet the test of “independence” as defined by the NYSE. The NYSE standards provide that, to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with such person’s ability to exercise independent judgment as a member of the Company’s Board.
Our Board currently has nine members: D. Pike Aloian, H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves III, David M. Fields, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Katherine M. Sandstrom. The Board has determined that each director who served during the fiscal year ended December 31, 2021 was, and each current director continues to be, independent other than Mr. Loeb, the Company’s Chief Executive Officer; and Mr. Hoster, the Company’s Chairman of the Board.

2022 PROXY STATEMENT	21

Proposal 1: Election of Directors
Two of our directors have relationships with companies with whom we have directly or indirectly done business and continue to do business. The Board determined that these are commercial relationships that involve routine, arms-length transactions between the Company and the other parties, and were not considered material relationships that would impair the directors’ independence. We provide additional details about the relationships in the following table.

Director	Name of Employer (including affiliated companies)	Business Relationship	Dollar Amount of Transactions (approximate)
Donald F. Colleran	FedEx Corporation	Routine leasing of space by the Company to FedEx	$3,600,000, representing less than 0.9% of the Company’s gross revenues in 2021
		Routine purchases of package delivery services by the Company from FedEx	The amount paid by the Company represents a de minimis percentage of FedEx’s gross revenue in 2021
Hayden C. Eaves III	IDS Realty	Mr. Eaves is an advisor to IDS Realty, a company that EastGroup conducts business with	Mr. Eaves receives nominal compensation from IDS for his services
Board Size
Our Bylaws provide that the number of directors will be initially as provided in our Charter, and subsequently as determined by the Board. The size of our Board is currently set at nine directors.

22

Proposal 1: Election of Directors
Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee; membership of these committees is outlined in the table below. Each member of each of these committees is “independent” as that term is defined in the NYSE listing standards. The Board has adopted written charters for each of these committees, which are reviewed annually by the respective committee and are available on our website at http://investor.eastgroup.net/governance-documents. Materials located on our website and referenced herein are not deemed to be part of this proxy statement and are not incorporated by reference.

Audit Committee
Members Mary E. McCormick (Chairperson) D. Pike Aloian Katherine M. Sandstrom Meetings in 2021: 7	Principal Responsibilities:

Oversee the financial reporting of the Company, including the audit by the Company’s independent registered public accounting firm and the internal audit department.
Review and provide oversight of the Company’s cybersecurity and other information technology risks.
Monitor financial risks relevant to the Company, potential related party arrangements and a variety of other accounting and financial matters.
Mmes. McCormick and Sandstrom and Mr. Aloian have each been designated as an “Audit Committee financial expert” in accordance with the SEC rules and regulations, and the Board has determined that they have accounting and related financial management expertise within the meaning of the listing standards of the NYSE. See “Report of the Audit Committee” later in this proxy statement.

Compensation Committee
Members H. Eric Bolton, Jr. (Chairperson) Donald F. Colleran Hayden C. Eaves III David M. Fields Meetings in 2021: 4	Principal Responsibilities:

Review and recommend to the Board an appropriate executive compensation policy.
Approve compensation of the Company’s executive officers.
Review and recommend to the Board appropriate compensation for the Company’s directors.
Review and make recommendations with respect to executive and employee benefit plans and programs.

Nominating and Corporate Governance Committee
Members D. Pike Aloian (Chairperson) Donald F. Colleran Hayden C. Eaves III Mary E. McCormick Katherine M. Sandstrom Meetings in 2021: 5	Principal Responsibilities:

Assess Board membership needs and identify, screen, recruit and present director candidates to the Board.
Implement policies regarding corporate governance matters.
Make recommendations regarding committee memberships and chairpersonships.
Sponsor and oversee performance evaluations for the Board as a whole and the directors.
Review and provide oversight of the Company’s ESG strategy, practices and policies.

2022 PROXY STATEMENT	23

Proposal 1: Election of Directors
Board Oversight and Engagement
Risk Oversight
The Company believes that its leadership structure allows the Board to provide effective oversight of the Company’s risk management function by receiving and discussing regular reports prepared by the Company’s senior management on areas of material risk to the Company, including market conditions; tenant concentrations and credit worthiness; leasing activity and expirations; compliance with debt covenants; management of our balance sheet and debt maturities; access to debt and equity capital markets; existing and potential legal claims against the Company; cyber-security including cyber-attacks and computer viruses; ESG initiatives; enterprise risk management; and various other matters relating to the Company’s business.

BOARD
The Board administers its risk oversight function through:
The required approval by the Board (or a committee thereof) of significant transactions and other decisions, including, among others, development and acquisitions of properties, new borrowings and the appointment and retention of the Company’s senior management;
Regular meetings with management to discuss the Company’s operations and strategy;
Reviewing, on at least an annual basis, the Company’s enterprise risk management program;
The coordination of the direct oversight of specific areas of the Company’s business by the Audit, Compensation and Nominating and Corporate Governance Committees, with oversight by the full Board as appropriate; and

Periodic reports from the Company’s auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes, the Company’s internal control over financial reporting, and the security of the electronic systems which the Company relies upon to conduct its business.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Oversees the Company’s financial reporting and internal control environment;
Considers various risks when approving the Company’s compensation structure for its executive officers and directors, including retention, pay for performance, and aligning the Company’s interests with those of shareholders; and
Assesses governance risks and the various risks associated with Board leadership;
Considers various risks and the value of diversity of thought, skillsets, experiences and demographics when identifying potential candidates to serve as directors; and
Oversees the internal and external audit functions;
Reviews and provides oversight of the Company’s cybersecurity and other information technology risks; and

Engages a third-party compensation consultant and works together with them to apply the Committee’s compensation philosophy to its compensation programs by analyzing current market trends, peer compensation metrics, and evaluating risks associated with executive compensation.
Reviews and provides oversight of the Company’s ESG program.
Monitors the Company’s financial risks.

MANAGEMENT
Conducts the operations of the business while identifying and considering associated risks;
Discusses within the management team and with the Board areas of potential risks and actions to mitigate those risks;
Establishes and follows a system of internal controls to prevent, deter and detect any potential fraudulent or erroneous activity; and
Engages third-party professionals on a variety of matters to ensure the Company is following best practices.

See the discussion under the heading “Leadership Structure” on page 19 for a discussion of why the Board has determined that its current leadership structure is appropriate.

24

Proposal 1: Election of Directors
Strategic Oversight
The Board is responsible for oversight of strategy, the operation of the business and performance evaluation, so as to promote the long-term successful performance of the Company.
Human Capital Oversight
We believe our employees are a critical component of the success and sustainability of our Company, and we are committed to providing a diverse and inclusive work environment that encourages collaboration and teamwork. We have various policies and practices in place, including a Code of Ethics and Business Conduct, Whistleblower Program, Equal Opportunity and Commitment to Diversity, Human Rights Statement, Vendor Code of Conduct, ADA & Reasonable Accommodation, Commitment to Safety, Community Service, Family Medical Leave, Parental Leave, Standards of Conduct, Workplace Violence Prevention, Healthy, Wealthy, Wise Benefits Summary, and Cybersecurity Policy.
We value our employees, and our focus on human capital management and other socially-responsible initiatives is at the forefront of discussions and decisions with both management and the Board. The Nominating and Corporate Governance Committee reviews and provides oversight of the Company’s ESG program, including human capital.
ESG Oversight
EastGroup’s commitment to ESG initiatives is evidenced by its building standards, corporate policies and procedures and Company culture. At EastGroup, protecting the environment is important to the Company’s employees, families, customers and communities. The Company strives to support sustainability through its commitment to build high performance and environmentally responsible properties. During 2021, the Company acted on its commitment to ESG initiatives by hiring a full-time Director of Corporate Sustainability to lead its ESG efforts. The Company also expanded its ESG Committee to include employee representation from various operational groups and geographic locations. The Board, and specifically the Nominating and Corporate Governance Committee, oversees our ESG-related efforts and, in such capacity, receives periodic updates from, and provides high-level guidance to, our management on ESG-related topics.
Our latest ESG Report can be found at https://www.eastgroup.net/priorities. The information contained in our ESG Report is not incorporated by reference into this proxy statement.
Shareholder Engagement
Shareholders and other parties interested in communicating directly with the Lead Independent Director or with the directors as a group may do so by writing to Lead Independent Director, EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157. Correspondence so addressed will be forwarded directly to the Lead Independent Director, who will forward any such communication to the director(s) to whom the communication is addressed. Shareholders and other parties interested in communicating with the directors as a group may also do so via the Contact Us page of EastGroup’s website at www.eastgroup.net.
From time to time, the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Chairperson of the Nominating and Corporate Governance Committee will engage directly with shareholders to discuss governance and other corporate matters. Management and the Board take this feedback into consideration when discussing and acting on corporate governance matters, as evidenced by the following actions taken in recent years:

WHAT WE HEARD	WHAT WE DID

Gender Diversity	Added a new female director in July 2020
Racial/Ethnic Diversity	Added a new racially diverse director in February 2022
Age and Tenure of Directors	Average age of directors lowered since 2020 Average years of tenure decreased since 2020
Human Rights Statement and Vendor Code of Conduct	We adopted a Human Rights Statement and Vendor Code of Conduct during 2021
Bylaw Amendments	In 2021, we proposed, and shareholders approved, the amendment and restatement of our charter and bylaws to allow our bylaws to be amended by a majority of stockholder votes.

2022 PROXY STATEMENT	25

Proposal 1: Election of Directors
Other Governance Principles
Code of Ethics and Business Conduct
Our Board adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which governs business decisions made and actions taken by our directors, officers and employees and provides guidance for recognizing potential issues encountered in conducting Company business and for making decisions that conform to our legal and ethical standards. All directors, officers, and employees are expected to be familiar with the Code of Ethics and Business Conduct and adhere to those principals and procedures. The Company has a Whistleblower Policy whereby customers, suppliers, employees and other stakeholders may report, in good faith, details of any instances of illegal and/or unethical conduct. A copy of this Code of Ethics is available on our website at http://investor.eastgroup.net/governance-documents. We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.
Corporate Governance Guidelines
Our Board adopted Corporate Governance Guidelines, a copy of which is available on our website at http://investor.eastgroup.net/governance-documents. The information contained on, or available through, our website is not incorporated by reference into this proxy statement.
Copies of our Code of Ethics and Corporate Governance Guidelines may also be obtained free of charge by writing to EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, Attention: Investor Relations.
Board Attendance at Meetings
The Company’s Corporate Governance Guidelines provide that all directors are expected to regularly attend all meetings of the Board and the Board committees on which they serve. The Board held eight meetings during the Company’s 2021 fiscal year, and each director attended 75% or more of the Board meetings and meetings held by all committees of the Board on which he or she served. Each director nominee is also expected to attend the Meeting. All of our Board members who were directors at the time of the 2021 Annual Meeting of Shareholders attended that meeting.
Compensation of Directors
We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board and that this approach is comparable to the policies of our peers. We feel that it is appropriate to provide cash compensation to our non-employee directors to compensate them for their time and effort and to provide equity compensation to our non-employee directors to align their long-term interests with those of the Company and our shareholders.
Under the Company’s director compensation program as set forth in the Independent Director Compensation Policy, non-employee directors are paid annual cash retainers for their service as shown below.

Position	Annual Cash Retainer ($)
Non-employee Director	56,000
Lead Independent Director	25,000
Audit Committee chairperson	20,000
Audit Committee member	10,000
Compensation Committee chairperson	15,000
Compensation Committee member	7,500
Nominating and Corporate Governance Committee chairperson	12,000
Nominating and Corporate Governance Committee member	6,000
Investment Committee member	6,000
In addition, each non-employee director is reimbursed for his or her expenses in connection with attendance of meetings.
A non-employee director who is appointed to the Board outside of an annual meeting of shareholders will receive a prorated amount of the applicable annual cash retainer, based on the time between his or her appointment and our next annual meeting of shareholders.

26

Proposal 1: Election of Directors
Pursuant to the Independent Director Compensation Policy, non-employee directors receive an annual award under the Company’s 2013 Equity Incentive Plan in connection with their election to the Board at the annual meeting of shareholders. The annual award consists of shares of the Company’s Common Stock determined by dividing $100,000 by the fair market value of a share of the Company’s Common Stock on the date of grant. If a fraction results, the number of shares shall be rounded up to the next whole number. A non-employee director who is appointed to the Board outside of the annual meeting of shareholders will receive a prorated amount of the annual award, based on the time between his or her appointment and our next annual meeting of shareholders.
The Independent Director Compensation Policy also provides that each new non-employee director appointed or elected will receive an automatic award of restricted shares of Common Stock, under the Company’s 2013 Equity Incentive Plan, on the effective date of election or appointment, the number of which equals $25,000 divided by the fair market value of a share of the Company’s Common Stock on such date. If a fraction results, the number of shares shall be rounded up to the next whole number. These restricted shares will vest over a four-year period, subject to the director’s continued service on our Board on each applicable vesting date.

We believe providing equity compensation to our non-employee directors aligns their long-term interests with those of the Company and our shareholders. Restricted shares granted to non-employee directors upon initial election or appointment vest over a four-year period, subject to the director’s continued service on our Board on each applicable vesting date.

As an employee of the Company, Mr. Loeb did not receive any compensation for his service as a director during the fiscal year ended December 31, 2021. The compensation received by Mr. Loeb, as a Named Executive Officer of the Company, is presented in the Summary Compensation Table (page 49). The Company’s non-employee directors received the following aggregate amounts of compensation for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
D. Pike Aloian	82,504	100,134	182,638
H.C. Bailey, Jr. (2)	26,710	—	26,710
H. Eric Bolton, Jr.	98,504	100,134	198,638
Donald F. Colleran	69,504	100,134	169,638
Hayden C. Eaves III	69,504	100,134	169,638
David H. Hoster II (3)	112,008	100,134	212,142
Mary E. McCormick	82,004	100,134	182,138
Katherine M. Sandstrom (4)	70,504	100,134	170,638
Leland R. Speed (5)	4,667	—	4,667
(1)Represents the aggregate grant date fair values of the shares and restricted shares of Common Stock awarded to the non-employee directors during the fiscal year ended December 31, 2021, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 16, 2022.
(2)Mr. Bailey’s term expired at the 2021 Annual Meeting of Shareholders held on May 27, 2021, and he was not nominated by the Board to stand for reelection.
(3)In addition to the standard payments to non-employee directors under the Company’s Independent Director Compensation Policy, the Board approved a cash stipend equal to $50,000 for Mr. Hoster, in connection with his additional service as Chairman of the Board in 2021.
(4)As of December 31, 2021, Ms. Sandstrom held 156 shares of restricted stock; no other directors held any outstanding equity awards as of that date.
(5)Mr. Speed, the Chairman Emeritus of the Board and director of the Company, passed away in January 2021.

Director Stock Ownership Guidelines
Directors are required to own Company stock with a market value (number of shares multiplied by the current price of common stock) of at least five times the annual cash retainer for directors.

2022 PROXY STATEMENT	27

Proposal 2
Ratification of Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment of the independent registered public accounting firm engaged by the Company. During 2020, the Audit Committee conducted an audit proposal process and selected KPMG LLP (“KPMG”) to continue serving as the Company’s independent registered public accounting firm. The Audit Committee has appointed KPMG as independent auditors for the fiscal year ending December 31, 2022. The Board is asking shareholders to approve this appointment. KPMG was first appointed as our independent registered public accounting firm effective in 1970 to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 1970. KPMG audited the Company’s financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2021. A representative of KPMG will be present at the Meeting and will have an opportunity to make a statement and answer appropriate questions.
The following section of this Proxy Statement contains additional information regarding the independent auditors, including a description of the Audit Committee’s Policy for Pre-Approval of Audit and Permitted Non-Audit Services and a summary of Auditor Fees and Services.
The Board recommends that you vote “FOR” the appointment of KPMG, an independent registered public accounting firm, to serve as the Company’s independent auditors for the 2022 fiscal year.
Shareholder ratification of the appointment of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the appointment of KPMG to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain KPMG in the future. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

The Board unanimously recommends that the shareholders vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

28

Proposal 2: Ratification of Independent Registered Public Accounting Firm
Evaluation and Selection of Independent Auditors
On an annual basis, the Audit Committee evaluates the performance of the Company’s independent registered public accounting firm and from time to time will conduct a formal audit proposal process with several audit firms. Factors considered by the Audit Committee when retaining its auditors include:

the firm’s technical expertise and knowledge of the Company’s business and industry;	the availability and quality of the firm’s educational resources;
the firm’s independence;	the quality of the firm’s communications with the Audit Committee and management; and
the efficiency and effectiveness of the firm’s audit services and capabilities;
the appropriateness of the firm’s fees.

BENEFITS OF LONGER TENURE

Institutional knowledge of the Company’s business operations, accounting policies and practices, personnel and internal control over financial reporting enhance the efficiency and quality of the audit process.

A competitive fee structure is achieved due to KPMG’s deep knowledge and familiarity with the Company. There would be additional fees required in changing audit firms.

Based on these and other factors, the Audit Committee determined that, as of the most recent audit proposal process conducted by the committee, continuing to engage KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and shareholders.
Auditor Fees and Services
In connection with the audit of the 2021 financial statements, the Company entered into an engagement agreement with KPMG which set forth the terms by which KPMG will perform audit services for the Company.
The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG for fiscal years 2021 and 2020.

	2021	2020
Audit Fees (1)	$787,000	$727,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$787,000	$727,000
(1)    Audit fees include amounts related to professional services rendered in connection with the audits of our annual financial statements and reviews of our quarterly financial statements, the audit of internal control over financial reporting and other services and communications that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. For both 2021 and 2020, this includes annual amounts of $112,000, for comfort letter procedures in connection with the issuance of Common Stock.
Policy for Pre-Approval of Audit and Permitted
Non-Audit Services
The Audit Committee of the Board has adopted policies and procedures providing for the pre-approval of audit and non-audit services performed by the Company’s independent registered public accounting firm. Pre-approval may be given as part of the Audit Committee’s approval on the engagement of the independent auditor or on an individual case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Audit Committee chairperson, but the decision is subsequently reported to the full Audit Committee.

2022 PROXY STATEMENT	29

Proposal 2: Ratification of Independent Registered Public Accounting Firm
Report of the Audit Committee
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.
The Audit Committee of the Company is composed of three directors, each of whom meets the current independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a written charter which was amended and restated on March 4, 2022. A complete copy of the Audit Committee charter is available on the Company’s website at www.eastgroup.net.
The purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is primarily responsible for the Company’s financial statements and reporting process. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on those statements. The Company has a full-time internal audit department that reports to the Audit Committee and to management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls. The Audit Committee’s responsibilities include oversight of the Company’s independent registered public accounting firm and internal audit department, as well as oversight of the Company’s financial reporting process on behalf of the full Board. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or related procedures. In this context, the Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.
The Audit Committee meets at least quarterly and at such other times as it deems necessary or appropriate to carry out its responsibilities. Those meetings include, whenever appropriate, executive sessions with KPMG without management being present. The Committee met seven times during 2021, including one executive session with KPMG. In the course of fulfilling its oversight responsibilities, the Audit Committee met with management, internal audit personnel and KPMG to review and discuss all annual financial statements and quarterly operating results prior to their issuance. Management advised the Audit Committee that the financial statements in the Company’s Annual Report on Form 10-K were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee also discussed with KPMG matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the SEC, the New York Stock Exchange and other matters required by the charter of this committee. In addition, the Audit Committee has received the written disclosures from KPMG required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with KPMG their independence from the company and its management.
On the basis of the reviews and discussions the Audit Committee has had with KPMG and management, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.
Submitted by the Audit Committee:
MARY E. MCCORMICK, CHAIRPERSON
D. PIKE ALOIAN
KATHERINE M. SANDSTROM

30

Proposal 3
Non-Binding, Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation awarded to our Named Executive Officers, as we have described it in the “Compensation of Executive Officers” section of this Proxy Statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and procedures described in this proxy statement, pursuant to Item 402 of Regulation S-K. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve, on a non-binding, advisory basis, the following resolution at the Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
You may vote for or against the resolution, or you may abstain. For the advisory vote on the compensation of our Named Executive Officers to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
While the say-on-pay vote is advisory and will be non-binding, the Compensation Committee does value the opinions of our shareholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our Named Executive Officers. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2023 annual meeting of shareholders, and the next advisory vote on the frequency of holding a say-on-pay vote will occur no later than the 2023 annual meeting of shareholders.

The Board unanimously recommends that you vote “FOR” this resolution.

2022 PROXY STATEMENT	31

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Executive Officers
The following provides certain information regarding our executive officers. Each individual’s name and position with the Company is indicated. In addition, the principal occupation and business experience for the past five years is provided for each officer and, unless otherwise stated, each person has held the position indicated for at least the past five years. There are no family relationships between any of the directors or executive officers of the Company.

Marshall A. Loeb, 59 Chief Executive Officer and President
Mr. Loeb has served as the President of the Company since March 2015 and Chief Executive Officer of the Company since January 2016. He rejoined the Company as President and Chief Operating Officer in March 2015 from Glimcher Realty Trust, where he served as President and Chief Operating Officer from 2005 to 2015. From 2000 to 2005, he served as Chief Financial Officer of Parkway Properties, Inc. Mr. Loeb, who was with the Company from 1991 to 2000, began with the Company as an asset manager and rose to senior vice president after having a variety of responsibilities with the Company. Since 2018, Mr. Loeb has served on the board of directors of Lamar Advertising Company (Nasdaq: LAMR), one of the largest outdoor advertising companies in the world specializing in billboard, interstate logo, transit and airport advertising formats.

Brent W. Wood, 52 Executive Vice President, Chief Financial Officer and Treasurer	Mr. Wood has served as an Executive Vice President since May 2017 and Chief Financial Officer and Treasurer of the Company since August 2017. He was a Senior Vice President of the Company from 2003 to 2017, a Vice President of the Company from 2000 to 2003, a Senior Asset Manager of the Company from 1997 to 1999 and Assistant Controller of the Company from 1996 to 1997.

John F. Coleman, 62 Executive Vice President	Mr. Coleman has served as an Executive Vice President of the Company since May 2017. He was a Senior Vice President of the Company from 2001 to 2017. From 1994 until 2001, he was a Senior Vice President of Weeks Corporation and its successor Duke Realty Corporation (an industrial/office REIT).

Ryan M. Collins, 41 Senior Vice President	Mr. Collins has served as a Senior Vice President of the Company since May 2017. From 2004 to May 2017, Mr. Collins served as Vice President and Asset Manager for Clarion Partners (a diversified real estate investment firm).

R. Reid Dunbar, 46 Senior Vice President	Mr. Dunbar has served as a Senior Vice President of the Company since May 2017. From 2005 through May 2017, Mr. Dunbar held various positions with Prologis (an industrial REIT) and was most recently a Senior Vice President.

Staci H. Tyler, 41 Senior Vice President, Chief Accounting Officer and Secretary
Ms. Tyler, a Certified Public Accountant, has served as Senior Vice President, Chief Accounting Officer and Secretary since June 2020. Ms. Tyler served as the Company’s Controller from 2017 to 2020 and Vice President from 2010 to 2020. She joined the Company in 2007 as Assistant Controller. Prior to joining the Company, Ms. Tyler was a Senior Audit Associate with KPMG.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) reports on the Company’s performance in 2021, the executive compensation earned in light of that performance, and the performance metrics and other relevant factors the Compensation Committee used in making its compensation decisions with respect to our Chief Executive Officer and President, Chief Financial Officer and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2021 (collectively, the “Named Executive Officers”).

32

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Executive Summary
Named Executive Officers
Our Named Executive Officers for the fiscal year ended December 31, 2021 are:

MARSHALL A. LOEB	BRENT W. WOOD	JOHN F. COLEMAN	R. REID DUNBAR	RYAN M. COLLINS
Chief Executive Officer and President	Executive Vice President and Chief Financial Officer	Executive Vice President	Senior Vice President	Senior Vice President
Compensation Objectives and Philosophy

We believe the most effective compensation program is one that promotes our ability to attract and retain highly qualified and motivated individuals whose interests are aligned with those of our shareholders.

Our Compensation Committee seeks to develop a well-balanced compensation program that not only contains a competitive fixed pay element through annual base salary, but that is weighted more towards variable at-risk pay elements through the use of our short- term cash incentive and equity-based compensation, as well as our long-term equity-based compensation.

We foster a culture where our Named Executive Officers may increase their cash compensation by contributing to measurable financial performance metrics of the Company; however, we also require meaningful value creation in the form of total return to our shareholders in order for our Named Executive Officers to earn a significant portion of their equity compensation.

Each element of our compensation program is discussed in more detail under the heading “Components of Our Compensation Program” beginning on page 38.
Compensation Best Practices
To further our objectives, we adhere to the following compensation and corporate governance practices:

What We Do	What We Don’t Do
We Pay for Performance	No Employment Agreements, Automatic Salary Increases or Guaranteed Bonuses
We Balance Short-Term and Long-Term Incentives
We Limit the Maximum Payout Opportunity	We Do Not Pay Dividends or Dividend Equivalents on Unvested Restricted Shares
We Maintain a Clawback Policy That Applies to Cash and Equity Incentive Compensation
We Do Not Have Tax Gross-Ups and Generally Do Not Have “Single-Trigger” Provisions
We Maintain Robust Stock Ownership Guidelines
We Retain an Independent Compensation Consultant	We Do Not Allow Hedging or Pledging by Officers or Directors
We Have an Independent Compensation Committee	No Accelerated Vesting of Performance Awards
We Do Not Provide Excessive Perquisites
We Do Not Provide Pension Arrangements or Non-Qualified Deferred Compensation Arrangements

2022 PROXY STATEMENT	33

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
How We Make Compensation Decisions
We believe the most effective compensation program is one that promotes our ability to attract and retain highly qualified and motivated individuals whose interests are aligned with those of our shareholders. Our executive compensation program is developed and monitored by our Compensation Committee. We provide a mix of fixed and at-risk pay incentives that are intended to motivate our executives to achieve short-term and long-term objectives and build sustainable long-term value for our Company.

NO SIGNIFICANT CHANGES TO NEO BASE SALARY The salaries of our Named Executive Officers increased in the range of 3% to 3.6% from 2020 to 2021.	PAY AT RISK A significant portion of our Named Executive Officers’ compensation is at-risk and subject to performance.	PEER GROUP POSITIONING The compensation of our Named Executive Officers is generally at the median of its asset and size peer groups.

Roles and Responsibilities

Role of Compensation Committee
The Compensation Committee is responsible for implementing our executive pay philosophy, evaluating compensation against the market, and approving the material terms of executive compensation arrangements, such as incentive plan participants, award opportunities, performance goals, and compensation earned under incentive plans.

Role of Compensation Consultant
The Compensation Committee relies upon outside advisors to assist in determining competitive pay levels and evaluating pay program design. In 2021, the Compensation Committee again retained Ferguson Partners Consulting L.P. (“FPC”), which was first engaged by the Compensation Committee in 2003.
A representative from FPC frequently attends meetings of the Compensation Committee and is available to participate in executive sessions and to communicate directly with the Compensation Committee chairperson or its members outside of meetings. We paid FPC approximately $40,000 in 2021 for their services as a compensation consultant.

The Compensation Committee directed FPC to, among other things:
▶    assist the Compensation Committee in applying our compensation philosophy toward designing a compensation program for our executive officers, including the determination of the portion of total compensation awarded in the form of salary, annual cash incentive and equity-based compensation, as well as selecting the appropriate performance metrics and levels of performance (e.g., threshold, target, maximum);
▶    analyze current compensation conditions among the Company’s peers, and assess the competitiveness and appropriateness of compensation levels for our executive officers;
▶    recommend to the Compensation Committee any modifications or additions to the Company’s existing compensation programs that it deemed advisable; and
▶    make specific recommendations to the Compensation Committee for base salary, annual cash incentive and equity-based awards for our executive officers.

Role of Management
While Mr. Loeb, our CEO, did participate in general meetings of the Compensation Committee in 2021, he did not participate in all executive sessions nor did he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the Compensation Committee with data pertinent to his and the other executive officers’ performance, particularly in regards to the individual objectives of each executive.

34

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
2021 Compensation Program Design and “Say-on-Pay” Advisory Vote
We provide shareholders with a “say-on-pay” advisory vote on the Company’s compensation program for its Named Executive Officers on an annual basis, in accordance with the preference expressed by shareholders concerning the frequency of such votes at our 2017 annual meeting. Our Compensation Committee considered the results of the “say-on-pay” advisory vote conducted at our 2021 annual meeting. As reported in our current report on Form 8-K, filed with the SEC on May 28, 2021, approximately 98.6% of the votes cast on the proposal expressed support for the compensation program offered to our Named Executive Officers as disclosed in last year’s proxy statement, which represents the fifth consecutive year that our “say-on-pay” proposal was supported by over 97% of votes cast. Accordingly, our Compensation Committee made no changes to our executive compensation program as a result of the say-on-pay advisory vote. We will be conducting our annual say-on-pay advisory vote as described in Proposal No. 3 of this proxy statement at the Meeting. Our Board and our Compensation Committee will consider the outcome of the say-on-pay advisory vote, as well as shareholder feedback received throughout the year, when making compensation decisions for our Named Executive Officers in the future.

SAY-ON-PAY SHAREHOLDER SUPPORT

Our shareholders have largely supported the general framework of our compensation program with respect to the types of performance metrics by which we have measured our short-term and long-term performance. Accordingly, we continue to use a diverse group of performance metrics in connection with our annual incentive plan (“AIP”), including FFO, Same PNOI change, debt to EBITDAre ratio and fixed charge coverage as well as individual performance goals. The performance metrics used in 2021 remain largely unchanged from the previous year’s metrics. Performance goals and the corresponding payout levels were established across a three-tier construct (i.e. threshold, target and maximum).
Since 2017, we have utilized a long-term incentive plan (“LTIP”) based on forward-looking performance. Under the LTIP, the Compensation Committee issues equity grants that are earned based on three-year relative total shareholder return (“TSR”) (2021-2023 for awards granted in 2021) compared to TSR of the members of the Nareit Industrial Index and to the broader Nareit Equity Index. Performance goals and the corresponding payout levels were established across a three-tier construct (i.e. threshold, target and maximum). A portion of the LTIP is based on continued service and serves to foster retention.
Use of Peer Group Data
The Compensation Committee relies on the peer group analysis prepared by FPC to evaluate pay levels for our executive officers. The peer groups recommended by FPC and approved by the Compensation Committee are all public real estate companies and are divided into two groups based on (i) industry sector (the asset-based peer group) and (ii) equity market capitalization, geographic location and historical performance (the size-geographic-performance peer group, or what we refer to as the SGP peer group). FPC analyzes competitive total direct compensation at the peer REITs listed below, as disclosed in their proxy statements for prior years, as well as information contained in FPC’s proprietary database. The Compensation Committee evaluates the appropriateness of the peer groups annually (based on merger and acquisition activity, growth, property focus, etc.) and makes adjustments accordingly.
ASSET-BASED PEER GROUP
SUMMARY
▶    FPC prepared discussion materials regarding its proposed asset-based peer group for examining compensation across 2020 and 2021.
▶    FPC did not recommend any changes to the composition of the asset-based peer group from 2020 to 2021.
▶    The Compensation Committee reviewed FPC’s recommendations and approved the asset-based peer group to be considered in determining 2021 compensation.
The asset-based peer group used for setting 2021 compensation was unchanged from 2020; the asset-based peer group consisted of the following six exchange-listed REITs that invest in industrial properties.

2022 PROXY STATEMENT	35

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation

2020 PEER GROUP

REMOVED	REMAINING PEERS	ADDED

Duke Realty Corporation
First Industrial Realty Trust, Inc.
LXP Industrial Trust
PS Business Parks, Inc.
Rexford Industrial Realty, Inc.
STAG Industrial, Inc.

2021 PEER GROUP
When developing the asset-based peer group used for determining the 2021 executive compensation, FPC and the Compensation Committee considered the following comparative statistics, with data shown as of the time of the peer group development:

Component	EGP Relative Ranking Among 2021 Peer Group
# of Employees	22nd percentile
# of Properties	56th percentile
UPREIT Market Capitalization	60th percentile
Total Capitalization	43rd percentile
TSR	60th percentile
SGP PEER GROUP
SUMMARY
▶    FPC prepared discussion materials regarding its proposed SGP peer group for examining compensation across 2020 and 2021.
▶    FPC recommended removing two companies and adding two companies to the SGP peer group for 2021.

36

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
The SGP peer group used for setting 2021 compensation consisted of the following 13 exchange-listed REITs, which (i) operate across multiple asset classes and are similar in size to the Company in terms of market capitalization, (ii) are similar in performance to the Company in terms of 3‑year annualized TSR and/or (iii) are headquartered in the Sunbelt region of the United States. Eleven of the thirteen SGP peer group were unchanged from 2020. Acadia Realty Trust and Sunstone Hotel Investors, Inc. were removed from the peer group and were replaced with National Storage Affiliates Trust and QTS Realty Trust, Inc. for a more appropriate size comparison. The SGP peer group companies are as follows:

2020 PEER GROUP

REMOVED	REMAINING PEERS	ADDED

Acadia Reality Trust	CoreSite Realty Corporation	National Storage Affiliates Trust
Sunstone Hotel Investors, Inc.	Cousins Properties Incorporated
	First Industrial Realty Trust, Inc.	QTS Realty Trust, Inc.
Healthcare Realty Trust Incorporated
Life Storage, Inc.
Physicians Realty Trust
PS Business Parks, Inc.
Rexford Industrial Realty, Inc.
Sabra Health Care REIT, Inc.
STAG Industrial, Inc.
Weingarten Realty Investors

2021 PEER GROUP
When developing the SGP peer group used for determining the 2021 executive compensation, FPC and the Compensation Committee considered the following comparative statistics, with data shown as of the time of the peer group development:

Component	EGP Relative Ranking Among 2021 Peer Group
# of Employees	16th percentile
# of Properties	64th percentile
UPREIT Market Capitalization	75th percentile
Total Capitalization	64th percentile
TSR	58th percentile
FPC conducted a study that compared the Company’s actual 2020 compensation for the executive officers (including the equity awards made in 2021 with respect to 2020 performance) with the actual 2020 total compensation of the top five executives of each of the companies included in the peer groups. In addition, FPC analyzed target compensation. The study showed that the target total pay, on a weighted average basis for all executive officers, was between the 25th percentile and median of both the asset-based peer group and the SGP peer group. The Compensation Committee then used the peer group data, survey information and other relevant factors to establish the 2021 compensation program for our executive officers. These factors provided the framework for compensation decision making and final decisions regarding the compensation opportunity for each executive officer. The Company did not target a specific percentile of the peer group to set compensation and no single factor was determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.

2022 PROXY STATEMENT	37

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Components of Our Compensation Program
The total compensation opportunity for our Named Executive Officers in 2021 incorporated three primary components: base salary, an annual cash and equity incentive award and long-term equity incentive awards subject to both performance-based vesting (earned over a three-year performance period) and service-based vesting (over a four-year period).

Pay Elements
CEO	Other NEOs	Why It Is Provided	Key Features

		We pay a base level of competitive cash salary to attract and retain executive talent.	We determine base salary based on experience, job scope, market data and individual performance.
We annually review our Named Executive Officers’ base salaries against our peers to maintain competitive levels.

		Our annual cash and equity incentives are based on the achievement of objective at-risk Company performance metrics to align compensation with strategic goals.	Our performance metrics (FFO per share, Same PNOI change, debt to EBITDAre ratio and fixed charge coverage) are commonly used measures of REIT performance.
A portion of the annual incentive is based on the achievement of individual performance goals to reward individual initiative, achievements and contributions.

We grant performance-based and service-based restricted shares to our executives.
Performance-based awards are only earned by achieving the Company’s three-year TSR (as defined below) performance hurdles relative to the Nareit Equity Index and member companies of the Nareit Industrial Index. This is a critical component of aligning executive compensation with shareholders’ interests.

Service-based awards encourage executive retention by vesting ratably over four years.

38

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
At-Risk Compensation Mix
The graphics below illustrate the mix of 2021 fixed pay (base salary) and at-risk pay incentives (cash incentive compensation and equity awards), presented at target levels, for our Chief Executive Officer and our other Named Executive Officers. At-risk pay incentives constitute the majority of the total compensation package for our executive officers, consistent with our pay-for-performance compensation philosophy and objective, as discussed below. We believe that linking a substantial portion of our executive officers’, including our Named Executive Officers’, total compensation to at-risk pay rewards the achievement of key short-term and long-term performance goals and strongly aligns the interests of our executive officers, including our Named Executive Officers, with those of our shareholders. A larger portion of our Chief Executive Officer’s total compensation was linked to at-risk pay as compared to the other Named Executive Officers, in recognition of our Chief Executive Officer’s overall responsibility for our corporate performance.

TARGET COMPENSATION MIX: CHIEF EXECUTIVE OFFICER	TARGET COMPENSATION MIX: OTHER NAMED EXECUTIVE OFFICERS

Base Salary
The Compensation Committee seeks to provide our executive officers with a level of assured cash compensation in the form of base salaries that are commensurate with their professional status and responsibilities, accomplishments and geographic location. The base salaries are reviewed annually by the Compensation Committee and are adjusted from time to time to recognize competitive market data based on our peer groups, the officer’s level of responsibility, outstanding individual performance, promotions and internal equity considerations. Based on a consideration of these factors, the base salaries of our Named Executive Officers were increased by a range of 3.0%-3.6% for 2021. The 2020 and 2021 base salaries for each Named Executive Officer and the percentage increase from 2020 to 2021 are shown in the following table:

Named Executive Officer	2020 Salary ($)	2021 Salary ($)	Increase (%)
Marshall A. Loeb	695,000	720,000	3.6
Brent W. Wood	450,000	463,500	3.0
John F. Coleman	432,638	447,780	3.5
R. Reid Dunbar	401,363	415,411	3.5
Ryan M. Collins	351,900	362,457	3.0

2022 PROXY STATEMENT	39

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Annual Incentive Compensation
Our Named Executive Officers have an opportunity to earn annual incentive awards, paid one-half in cash and one-half in equity, designed to reward annual corporate performance and individual performance. Each year the Compensation Committee establishes a target annual incentive award opportunity for each of our Named Executive Officers following a review of their individual scope of responsibilities, experience, qualifications, individual performance and contributions to the Company, as well as an analysis of the surveys and market data based on our peer groups, as discussed previously.
2021 AIP TARGET OPPORTUNITIES
The Compensation Committee set the target annual cash incentive and target annual equity incentive each equal to a percentage of annual base salary. If the target goal for a corporate performance metric is achieved, then the corporate performance metric will be deemed to be earned at 100%. If the threshold or maximum goal for a performance metric is achieved, then the corporate performance metric will be deemed to be earned at 50% or 150%, respectively. Results below threshold result in a zero payout and achievement at levels between threshold and maximum are determined via linear interpolation. No more than 150% of the target award may be earned under the AIP.

Named Executive Officer	Target Annual Cash Incentive		Target Annual Equity Incentive
	Percentage of Base Salary (%)	($)	Percentage of Base Salary (%)	($)	Shares (#) (1)
Marshall A. Loeb	130	936,000	130	936,000	6,780
Brent W. Wood	90	417,150	90	417,150	3,022
John F. Coleman	60	268,668	60	268,668	1,946
R. Reid Dunbar	60	249,247	60	249,247	1,805
Ryan M. Collins	55	199,351	55	199,351	1,444
(1)Shares valued at a closing stock price at the beginning of the performance period, which was $138.06 at December 31, 2020.

40

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
2021 AIP METRICS
2021 AIP CORPORATE AND INDIVIDUAL PERFORMANCE GOALS
The performance metrics and their relative weightings for the 2021 annual cash and equity incentive awards are described below, along with why we believe these were appropriate metrics to use in measuring short-term performance.

Metric	Rationale
FFO Per Share	FFO is a commonly used REIT financial metric defined by Nareit
Allows shareholders to compare operating performance among REITs over time on a consistent basis
May significantly impact the trading price of a REIT’s common stock and, therefore, may significantly impact TSR
Increase in Same PNOI	Operational performance metric measuring growth in our existing real estate portfolio
Allows shareholders to compare year-over-year improvements in our earnings from established investments and our ability to maintain occupancy and increase rental rates
Debt-to-EBITDAre Ratio	A measure of the Company’s financial condition and operating performance relative to our leverage
Fixed Charge Coverage	Fixed charge coverage ratio reflects the strength of our balance sheet and our ability to generate sufficient cash flow to meet our debt obligations and continue to pay or increase our dividend
Individual Objectives	Assessment of individual contributions to the Company’s financial and operational performance, as well as accomplishments relative to annual objectives
Incentivizes and rewards individual initiative, achievements and contributions
Each Named Executive Officer was assigned individual goals related to his scope of responsibility and aligned with our overall strategic priorities. These goals account for 20% of a Named Executive Officer’s AIP award and may be qualitative or quantitative in nature. In considering the individual performance of the Named Executive Officers, the Compensation Committee did not assign specific weightings to any factors considered, but instead considered them together as part of a comprehensive qualitative review. Our Compensation Committee sets such individual performance goals at rigorous levels which we believe are sufficiently high to require substantial and sustained performance by the Named Executive Officers to be attained.

2022 PROXY STATEMENT	41

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
The individual goals given to each Named Executive Officer are strongly influenced by the overall strategic priorities of the Company and quantitative metrics are tied to the financial projections used for the corporate goals included in the AIP. Individual goals vary by Named Executive Officer and include combinations of the following:

Strength of balance sheet	Occupancy
Operational performance, including FFO and same PNOI results	New and renewed leasing rates
Development/value-add acquisitions/operating property acquisitions	Timely and accurate financial reporting
ESG initiatives	Satisfaction of debt covenants, REIT compliance and dividend payouts
Effective management of human capital

2021 AIP ACTUAL RESULTS
The annual performance goals were based on the initial guidance for 2021 in our February 9, 2021 earnings press release.

Criteria	Weighting	Threshold	Target	Maximum	Final Award (% of Target)	Weighted average of 148% of Target
FFO per share(1)	50%				150%
Increase in Same PNOI(1)	10%				150%
Debt-to-EBITDAre ratio(1)	10%				130%
Fixed charge coverage(1)	10%				150%
Achievement of individuals goals	20%				Varies – See below
	100%
(1)FFO, Same PNOI and EBITDAre are not computed in accordance with GAAP. A reconciliation of FFO and other required disclosure can be found on page 21 of our Annual Report on Form 10-K for the year ended December 31, 2021, which we filed with the SEC on February 16, 2022. Reconciliations of Same PNOI (Cash Basis) and EBITDAre and other required disclosure, including disclosure related to the Debt-to-EBITDAre ratio and Interest and Fixed Charge Coverage ratio, can be found on pages 5, 6, 8, 10, 21, 23 and 24 in the Company’s quarterly Supplemental Information for the period ended December 31, 2021, which can be found on the Investor Relations page of the Company’s website at www.eastgroup.net. Interest and Fixed Charge Coverage ratio is calculated as EBITDAre divided by the sum of interest expense plus principal amortization.

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Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
2021 AIP PAYOUTS
Based on the Compensation Committee’s analysis of all the foregoing criteria, the Compensation Committee determined that our actual performance resulted in a weighted average of 148% of the target level for Company performance goals (98.7% of maximum) and between target and maximum for the individual performance goals (varies by Named Executive Officer, as shown in the table below). The table below summarizes the overall AIP payouts, which were based on the corporate and individual performance goals and weightings for each Named Executive Officer.

Named Executive Officer	% of Target Earned: Company Performance Goals	% of Target Earned: Individual Performance Goals	% of Target Earned: Total Award	Annual Incentive Cash Awards Earned ($)	Annual Incentive Equity Awards Earned (# shares)
Marshall A. Loeb	148%	140%	146%	1,366,560	9,898
Brent W. Wood	148%	140%	146%	609,039	4,411
John F. Coleman	148%	135%	145%	389,569	2,822
R. Reid Dunbar	148%	145%	147%	366,393	2,654
Ryan M. Collins	148%	140%	146%	291,052	2,108
The annual incentive equity awards, granted in the form of restricted shares, vested 34% on the date the performance results were certified by the Compensation Committee and will vest 33% on each of January 1, 2023 and 2024, subject to continued employment with the Company through each applicable vesting date. Dividends on the annual equity incentive awards accumulate beginning January 1, 2021 and are paid if and when the restricted shares vest.
Long-Term Compensation
Our Named Executive Officers have an opportunity to earn long-term equity incentive awards intended to provide incentives to our executives for the creation of value and the corresponding growth of our stock price over time. The Compensation Committee believes that our long-term equity incentive awards, together with the annual equity incentive awards discussed above, provide an appropriate balance between performance incentive and retention awards since the recipient must remain employed by the Company for an additional period following the performance period in order for the restricted shares to vest.
LTIP TARGET OPPORTUNITIES
The Compensation Committee set the target for the three-year LTIP award equal to a percentage of base salary. For each three-year LTIP award, 70% of the target award was performance-based (i.e., TSR-based) and 30% of the target award was service-based. If the target goal for a performance metric is achieved, then the performance metric will be deemed to be earned at 100%. If the threshold or maximum goal for a performance metric is achieved, then the performance metric will be deemed to be earned at 50% or 200%, respectively. Results below threshold result in a zero payout and achievement at levels between threshold and maximum are determined via linear interpolation. No more than 200% of the target LTIP award may be earned. The service-based portion of the LTIP award vests 25% per year over four years.

Named Executive Officer	Target for the Three-Year LTIP Awards ($)	Target for the Three-Year LTIP Awards (# Shares)(1)	Target for the Three-Year LTIP Awards (# Performance-Based Shares)(1)	Three-Year LTIP Awards (# Service-Based Shares)(1)
Marshall A. Loeb	1,798,000	13,023	9,116	3,907
Brent W. Wood	654,050	4,737	3,316	1,421
John F. Coleman	361,215	2,616	1,831	785
R. Reid Dunbar	331,200	2,399	1,679	720
Ryan M. Collins	287,885	2,086	1,460	626
(1)Shares valued at a closing stock price at the beginning of the performance period, which was $138.06 at December 31, 2020.

2022 PROXY STATEMENT	43

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
LTIP PERFORMANCE GOALS
The performance goals for the long-term equity incentive awards are based on the Company’s TSR over a three-year period (2021-2023 for awards granted in 2021) and include a one-year service-based component following the end of the performance period. The earned performance-based LTIP awards vest 75% at the end of the performance period and the remainder on January 1 of the following year, subject to the executive officer’s continued service with the Company through such date. The metrics are shown in the following table. Because the performance period is the three-year period ending December 31, 2023, actual results will not be determined until the first quarter of 2024.

Criteria		Weighting	Threshold	Target	Maximum

TSR Compared to Nareit Equity Index
70%
TSR Compared to member companies of the Nareit Industrial Index

Retentive Service-Based Award
100%
PERFORMANCE TO DATE FOR PRIOR GRANTS
The Company’s performance to date for LTIP awards granted in 2019, 2020 and 2021 is shown below for the 70% performance-based component that is based one-half on the Company’s TSR compared to the Nareit Equity Index and one-half on the Company’s TSR compared to the member companies of the Nareit Industrial Index.

Performance Period	2019	2020	2021	2022	2023	Status	% Payout
2019-2021 3-Year LTIP Award	100% Complete					Final	139% of Target
2020-2022 3-Year LTIP Award		67% Complete				Tracking Above Target	137%(1)
2021-2023 3-Year LTIP Award			33% Complete			Tracking Above Target	200%(1)
(1)The performance period for these awards remains open and the payout percentage for these awards has not been determined and may be different than the amounts indicated in the table above.

44

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation

Metric	Weighting	Threshold	Target	Maximum
2019 LTIP Award					Final Result (% of Target)
Nareit Equity Index	50%				150%	Weighted average of 139% of Target
Nareit Industrial Index Constituents	50%				128%
	100%

2020 LTIP Award					Interim Result (% of Target)
Nareit Equity Index	50%				150%	Weighted average of 137% of Target
Nareit Industrial Index Constituents	50%				124%
	100%

2021 LTIP Award					Interim Result (% of Target)
Nareit Equity Index	50%				200%	Weighted average of 200% of Target
Nareit Industrial Index Constituents	50%				200%
	100%

2022 PROXY STATEMENT	45

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Other Benefits
RETIREMENT PLANS
We have a 401(k) Plan pursuant to which the Company makes matching contributions of 50% of the eligible employee’s contributions (limited to 10% of compensation, as defined by the plan) and may also make annual discretionary contributions. For 2021, the Company made a discretionary contribution of 5.9% of eligible employees’ compensation. The percentages of Company contributions for eligible Named Executive Officers are the same percentages as for other eligible employees. When the Compensation Committee calculates targeted overall compensation for our senior management, it factors in the benefits expected to be received under the 401(k) Plan.
PERQUISITES AND OTHER BENEFITS
The Compensation Committee annually reviews the perquisites that members of senior management receive. The primary perquisite for executive officers is the Company’s provision of life insurance equal to 2.5x base salary up to a maximum amount of $400,000. Executive officers also participate in the Company’s medical insurance plans on the same terms as other officers. In certain circumstances, we provide reimbursement of reasonable expenses for relocations or substantial changes to the location of an executive officer’s workplace. We do not provide our executive officers automobiles or reimbursement for country clubs, financial planning or things of a similar nature.
Compensation Policies and Procedures
Stock Ownership Guidelines
In order to enhance the alignment of the interests of the directors and management with shareholders, we have instituted stock ownership guidelines that require ownership of Company stock by directors and executive officers who have served in their role as a director or executive officer for a minimum of five years. Directors are required to own Company stock with a market value (number of shares multiplied by the current price of common stock) of at least five times the annual cash retainer for directors. Executive officers are required to own Company stock with a market value of at least: (i) five times annual base salary for the Chief Executive Officer, (ii) three times annual base salary for Executive Vice Presidents, and (iii) two times annual base salary for Senior Vice Presidents. Director and executive officer stock ownership is reviewed by the Nominating and Corporate Governance Committee on at least an annual basis, and all directors and executive officers who have served in their role as a director or executive officer for a minimum of five years are currently in compliance.
Hedging and Pledging Policy
Our Board has adopted a policy that prohibits Company directors, officers and certain designated employees from (i) engaging in any hedging or monetization transactions involving Company securities or from purchasing or selling any put or call option contract or similar instrument with respect to Company securities and (ii) pledging Company securities as collateral for a loan or holding such shares in a margin account.
Recoupment (Clawback) Policy
We have a policy that requires the reimbursement of incentive compensation in the event of a substantial restatement of our financial results caused by intentional misconduct by senior officers of the Company. The Board reserves the right to review the incentive compensation received by the senior officers with respect to the period to which the restatement relates, recalculate the Company’s results for the period to which the restatement relates and seek reimbursement of that portion of the incentive compensation that was based on the misstated financial results from the senior officer or officers whose intentional misconduct was the cause of the restatement.
Severance and Change in Control Arrangements
In order to recruit executives and encourage retention of employees, we believe it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without cause. Pursuant to our Severance and Change in Control Agreements, in the event an executive officer’s employment is terminated involuntarily by the Company without cause, as defined in the applicable agreement, and provided the employee executes a full and irrevocable release of claims, in a form satisfactory to the Company, promptly following termination, the employee will be entitled to receive certain severance benefits discussed below under the heading “Potential Payments upon Termination or Change in Control” (page 53). We believe that the size of the severance package for each Named Executive Officer is consistent with severance benefits offered by other companies of our size or in our industry to an officer in a similar position.

46

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Our senior management and other employees have built the Company into a successful real estate investment trust and the Board believes that it is important to protect them in the event of a change in control. Further, it is the Board’s belief that the interests of shareholders will be best served if the interests of our senior management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may result in their job loss, but which may be in the best interests of shareholders. Upon a change in control and a qualifying termination, Messrs. Loeb, Wood and Coleman would receive a lump sum cash severance payment equal to three times the executive’s average annual compensation. Messrs. Dunbar and Collins would receive a lump sum cash severance payment equal to 2.5 times the executive’s average annual compensation. The severance payments would be paid in cash 60 days after termination and upon execution of a waiver and release agreement. The executive would also be provided life insurance and be reimbursed for health insurance for a period of time. Relative to the overall value of the Company, these potential change in control benefits are relatively minor. See “Potential Payments upon Termination or Change in Control” for additional information.
Risk Assessment
In 2021, in consultation with management and FPC, our Compensation Committee’s independent compensation consultant, our Compensation Committee assessed our compensation plans, policies and practices for the Named Executive Officers and other employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our Company. This risk assessment included, among other things, a review of our cash and equity incentive compensation plans to ensure that they are aligned with our Company performance goals and overall target total direct compensation to ensure an appropriate balance between fixed and variable pay components. Our Compensation Committee conducts this assessment annually.
Tax and Accounting Considerations
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”), as amended by the Tax Cuts and Jobs Act of 2017 (the “TCJA”), limits to $1 million the deduction that publicly traded corporations may take for compensation paid to “covered employees” of the corporation. Under a series of private letter rulings issued by the Internal Revenue Service (the “IRS”) prior to the enactment of the TCJA, compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner was not subject to the limitation on deductibility under Section 162(m) to the extent such compensation was attributable to services rendered to the REIT’s operating partnership. In December 2020, the IRS issued final Treasury regulations under Section 162(m) (the “Final Regulations”) that overturn the guidance in the private letter rulings and apply Section 162(m)’s $1 million deduction limit to a REIT’s distributive share of any compensation paid by the REIT’s operating partnership to certain current and former executive officers of the REIT. The guidance under the Final Regulations applies to all compensation deductible in tax years ending on or after December 20, 2020 other than compensation paid pursuant to a written binding contract in effect on December 20, 2019 that is not subsequently materially modified. This guidance represents a significant change in IRS guidance regarding the deductibility of compensation for REITs and, to the extent that compensation paid to our executive officers does not qualify for deduction under Section 162(m), a larger portion of stockholder distributions may be subject to U.S. federal income taxation as dividend income rather than return of capital.
ACCOUNTING FOR STOCK-BASED COMPENSATION
We follow the FASB ASC Topic 718 for our stock-based compensation awards.
Compensation Committee Interlocks and Insider Participation
As noted above, the Compensation Committee is comprised of four independent directors: Messrs. Bolton, Colleran, Eaves and Fields. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or had any other relationships with us requiring disclosure herein. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board, nor has such interlocking relationship existed in the past.

2022 PROXY STATEMENT	47

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Compensation Committee Report
The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee:
H. ERIC BOLTON JR., CHAIRPERSON
DONALD F. COLLERAN
HAYDEN C. EAVES III
DAVID M. FIELDS

48

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Compensation Tables
Summary Compensation Table
The following table summarizes, for the fiscal years ended December 31, 2021, 2020 and 2019, the amount of compensation earned, or paid by the Company to, the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Marshall A. Loeb	2021	720,000	—	3,028,367	1,366,560	282,092	5,397,019
President and Chief Executive Officer	2020	695,000	—	2,481,393	1,273,935	215,942	4,666,270
	2019	675,000	—	2,683,357	1,231,875	143,020	4,733,252
Brent W. Wood	2021	463,500	—	1,178,849	609,039	116,280	2,367,668
Executive Vice President and Chief Financial Officer	2020	450,000	—	1,034,538	539,325	262,615	2,286,478
	2019	425,000	—	1,071,146	465,375	203,944	2,165,465
John F. Coleman	2021	447,780	—	698,157	389,569	102,481	1,637,987
Executive Vice President	2020	432,638	—	643,485	368,608	256,948	1,701,679
	2019	415,000	—	715,862	366,030	201,747	1,698,639
R. Reid Dunbar	2021	415,411	—	640,861	366,393	64,043	1,486,708
Senior Vice President	2020	401,363	—	593,536	339,553	36,481	1,370,933
	2019	385,000	—	671,526	339,570	29,350	1,425,446
Ryan M. Collins	2021	362,457	—	520,108	291,052	58,249	1,231,866
Senior Vice President	2020	351,900	—	472,503	255,479	34,799	1,114,681
	2019	340,000	—	561,230	258,060	23,045	1,182,335
(1)The amounts in this column represent the aggregate grant date fair values of the restricted shares of Common Stock awarded to the Named Executive Officers during the fiscal years ended December 31, 2021, 2020 and 2019, as applicable, determined in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not include any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 16, 2022. In the case of the performance-based restricted shares granted in 2021, the aggregate grant date fair value is reported assuming the probable outcome of the performance conditions. The maximum values of such restricted shares as of the grant date were as follows: $4,878,543 for Mr. Loeb, $1,882,714 for Mr. Wood, $1,102,452 for Mr. Coleman, $1,012,673 for Mr. Dunbar and $836,199 for Mr. Collins.
(2)The amounts in this column for 2021 represent (i) the performance-based restricted shares awarded in February 2021 with respect to 2020 performance under the 2020 AIP based on individual performance goals, (ii) performance-based restricted shares awarded in February 2021 with respect to 2021 performance under the 2021 AIP based on corporate performance goals, (iii) performance-based awards of restricted shares granted in February 2021 for the three-year LTIP awards and (iv) service-based restricted shares granted in February 2021 for the three-year LTIP awards.
(3)The amounts in this column represent the annual incentive cash awards earned under the Company’s AIP for the applicable fiscal year.
(4)The amounts in this column represent the Company’s contributions under its 401(k) Plan for the Named Executive Officer’s benefit, dividends paid on vested restricted stock, and the amount of premium paid by the Company for group term life insurance for the Named Executive Officer.

	401(k) Contributions ($)	Restricted Stock Dividends ($)	Life Insurance Premium ($)	Total ($)
Marshall A. Loeb	26,445	255,076	571	282,092
Brent W. Wood	26,445	89,264	571	116,280
John F. Coleman	26,445	75,465	571	102,481
R. Reid Dunbar	23,195	40,277	571	64,043
Ryan M. Collins	23,195	34,483	571	58,249

2022 PROXY STATEMENT	49

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Grants of Plan-Based Awards in 2021

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name/Type of Grant	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Marshall A. Loeb
2021 AIP (Cash) (1)		468,000	936,000	1,404,000
2021 AIP (Equity) (2)	2/25/2021				2,712	5,424	8,136		753,556
2021 Three-Year LTIP Award (3)	2/25/2021				4,558	9,116	18,233		1,473,237
2021 Three-Year LTIP Award (4)	2/25/2021							3,907	542,800
2020 AIP Awards (5)	2/17/2021							1,811	258,774
Brent W. Wood
2021 AIP (Cash) (1)		208,575	417,150	625,725
2021 AIP (Equity) (2)	2/25/2021				1,209	2,418	3,627		335,933
2021 Three-Year LTIP Award (3)	2/25/2021				1,658	3,316	6,632		535,899
2021 Three-Year LTIP Award (4)	2/25/2021							1,421	197,420
2020 AIP Awards (5)	2/17/2021							767	109,597
John F. Coleman
2021 AIP (Cash) (1)		134,334	268,668	403,002
2021 AIP (Equity) (2)	2/25/2021				779	1,557	2,336		216,314
2021 Three-Year LTIP Award (3)	2/25/2021				916	1,831	3,663		295,908
2021 Three-Year LTIP Award (4)	2/25/2021							785	109,060
2020 AIP Awards (5)	2/17/2021							538	76,875
R. Reid Dunbar
2021 AIP (Cash) (1)		124,624	249,247	373,871
2021 AIP (Equity) (2)	2/25/2021				722	1,444	2,166		200,615
2021 Three-Year LTIP Award (3)	2/25/2021				840	1,679	3,359		271,343
2021 Three-Year LTIP Award (4)	2/25/2021							720	100,030
2020 AIP Awards (5)	2/17/2021							482	68,873
Ryan M. Collins
2021 AIP (Cash) (1)		99,676	199,351	299,027
2021 AIP (Equity) (2)	2/25/2021				578	1,155	1,733		160,464
2021 Three-Year LTIP Award (3)	2/25/2021				730	1,460	2,919		235,951
2021 Three-Year LTIP Award (4)	2/25/2021							626	86,970
2020 AIP Awards (5)	2/17/2021							257	36,723
(1)Represents the 2021 annual cash incentive bonus opportunities under the 2021 AIP. See the description of the annual cash incentive award in the CD&A. The actual amount earned by each Named Executive Officer in 2021 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.
(2)Represents the number of restricted shares that could be earned, based on corporate performance goals only, under the 2021 AIP for 2021 performance. The number of restricted shares earned based on the individual performance goals under the 2021 AIP for 2021 performance, were granted on February 16, 2022 and are therefore not included in this table.
(3)Represents the number of restricted shares that could be earned under the performance-based portion of the three-year LTIP awards pursuant to the 2021 LTIP.
(4)Represents the number of restricted shares under the service-based portion of the three-year LTIP awards pursuant to the 2021 LTIP.
(5) Represents restricted shares awarded on February 17, 2021 in connection with the individual performance goals under the 2020 AIP for 2020 performance.

50

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Outstanding Equity Awards at Year-End
The following table summarizes the number of non-fully vested outstanding equity awards held by each of our Named Executive Officers as of December 31, 2021, including awards earned by December 31, 2021 but not issued until 2022. Please refer to the footnotes of the table for further details. None of our Named Executive Officers hold any stock options.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Marshall A. Loeb	2,718	(2)	619,296
	5,006	(3)	1,140,617
	965	(4)	219,875
	3,378	(5)	769,677
	8,056	(6)	1,835,560
	2,207	(7)	502,865
	6,337	(8)	1,443,885
	2,540	(9)	578,739
	3,907	(10)	890,210
				15,453	(13)	3,520,966
				11,856	(14)	2,701,390
				18,233	(15)	4,154,389
				8,136	(16)	1,853,788
Brent W. Wood	1,018	(2)	231,951
	2,044	(3)	465,725
	259	(4)	59,013
	906	(5)	206,432
	3,042	(6)	693,120
	903	(7)	205,749
	2,682	(8)	611,094
	1,077	(9)	245,394
	1,421	(10)	323,775
				6,324	(13)	1,440,923
				5,026	(14)	1,145,174
				6,632	(15)	1,511,101
				3,627	(16)	826,412
John F. Coleman	927	(2)	211,217
	1,596	(3)	363,649
	205	(4)	46,709
	718	(5)	163,596
	2,392	(6)	545,017
	542	(7)	123,495
	1,833	(8)	417,649
	591	(9)	134,659
	785	(10)	178,862
				3,800	(13)	865,830
				2,762	(14)	629,322
				3,663	(15)	834,615
				2,336	(16)	532,258

2022 PROXY STATEMENT	51

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
R. Reid Dunbar	518	(11)	118,026
	1,500	(3)	341,775
	189	(4)	43,064
	661	(5)	150,609
	2,219	(6)	505,599
	503	(7)	114,609
	1,688	(8)	384,611
	543	(9)	123,723
	720	(10)	164,052
				3,526	(13)	803,399
				2,533	(14)	577,144
				3,359	(15)	765,348
				2,166	(16)	493,523
Ryan M. Collins	515	(12)	117,343
	1,172	(3)	267,040
	165	(4)	37,595
	579	(5)	131,925
	1,686	(6)	384,155
	444	(7)	101,165
	1,270	(8)	289,370
	474	(9)	108,001
	626	(10)	142,634
				3,113	(13)	709,297
				2,212	(14)	504,004
				2,919	(15)	665,094
				1,733	(16)	394,864
(1)The market value of such holdings is based on the closing price of a share of the Company’s Common Stock ($227.85) on December 31, 2021.
(2)Represents remaining 20% of our 2017 Annual Incentive Plan award with grant dates of 5/10/2017 and 3/1/2018 that vested 1/1/2022.
(3)Represents remaining 40% of our 2018 Annual Incentive Plan award with grant dates of 6/1/2018 and 2/14/2019 with equal vesting on 1/1/2022 and 1/1/2023.
(4)Represents remaining 25% of our 2018 LTIP service-based award with a grant date of 6/1/2018 that vested 1/1/2022.
(5)Represents remaining 25% of our 2018 LTIP performance-based award with a TSR performance period of 2018 through 2020 with a grant date of 6/1/2018 that vested 1/1/2022.
(6)Represents remaining 60% of our 2019 Annual Incentive Plan award with grant dates of 3/7/2019, 8/28/2019 and 2/13/2020 with equal vesting on 1/1/2022, 1/1/2023 and 1/1/2024.
(7)Represents remaining 50% of our 2019 LTIP service-based award with a grant date of 3/7/2019 with equal vesting on 1/1/2022 and 1/1/2023.
(8)Represents remaining 66% of our 2020 Annual Incentive Plan award with grant dates of 3/6/2020 and 2/17/2021 with equal vesting on 1/1/2022 and 1/1/2023.
(9)Represents remaining 75% of our 2020 LTIP service-based award with a grant date of 3/6/2020 with equal vesting on 1/1/2022, 1/1/2023 and 1/1/2024.
(10)Represents our 2021 LTIP service-based award with a grant date of 2/25/2021 with equal vesting on 2/16/2022, 1/1/2023, 1/1/2024 and 1/1/2025.
(11)Represents remaining 20% of 2017 award with a grant date of 5/29/2017 that vested 1/1/2022.
(12)Represents remaining 20% of 2017 award with a grant date of 5/31/2017 that vested 1/1/2022.
(13)Represents maximum award under our 2019 LTIP performance-based award with a TSR performance period of 2019 through 2021. In February 2022, the Compensation Committee determined the Company’s relative TSR was between the Target and Maximum level and 14,320, 5,860, 3,522, 3,267 and 2,885 shares were issued to Messrs. Loeb, Wood, Coleman, Dunbar and Collins, respectively. The shares vested 75% on the determination date and will vest 25% on 1/1/2023.
(14)Represents maximum award under our 2020 LTIP performance-based award with a TSR performance period of 2020 through 2022.
(15)Represents maximum award under our 2021 LTIP performance-based award with a TSR performance period of 2021 through 2023.
(16)Represents 80% of the maximum award under our 2021 Annual Incentive Plan that is earned based upon achievement of corporate performance metrics. In February 2022, the Compensation Committee determined the results of the plan and 8,028, 3,579, 2,305, 2,138 and 1,710 shares were issued to Messrs. Loeb, Wood, Coleman, Dunbar and Collins, respectively. The shares vested 34% on the determination date and will vest 33% per year on 1/1/2023 and 1/1/2024. The number of restricted shares earned based on the individual performance goals under the 2021 AIP for 2021 performance were granted on February 16, 2022, and are therefore not included in this table.

52

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Option Exercises and Stock Vested
The following table provides information regarding restricted shares that vested during 2021 for each of the Named Executive Officers. No stock options were granted to or exercised by the Named Executive Officers in 2021, and no options are currently outstanding.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Marshall A. Loeb	29,849	4,189,771
Brent W. Wood	10,528	1,475,052
John F. Coleman	8,494	1,188,611
R. Reid Dunbar	5,486	772,061
Ryan M. Collins	4,605	648,092
(1)The aggregate value realized upon the vesting of restricted shares represents the aggregate market price of the shares of Common Stock on the date of vesting.
Potential Payments Upon Termination or Change in Control
The following table shows potential payouts assuming that (i) the Named Executive Officer experienced a qualifying termination not in connection with a change in control; (ii) the Company experienced a change in control (where all outstanding equity awards were assumed, continued, or substituted by the successor); and (iii) the Company experienced a change in control (where all outstanding equity awards were assumed, continued, or substituted by the successor) and the Named Executive Officer experienced a qualifying termination on such date, in each case, on the last business day of 2021.

Name and Form of Payment	Termination without Cause, not in connection with a Change in Control ($)		Change in Control ($)	Termination without Breach of Duty or Resignation with Good Reason, each in connection with a Change in Control ($)		Death ($)		Disability ($)		Retirement ($)
Marshall A. Loeb
Lump sum cash payment	3,801,406	(1)	—	5,702,109	(2)	1,900,703	(3)	180,000	(4)	—
Healthcare and other insurance benefits	—		—	50,000	(5)	—		—		—
Value of acceleration of unvested restricted shares	8,327,872	(6)	—	15,992,641	(7)	13,968,308	(8)	13,968,308	(8)	—
Total	12,129,278		—	21,744,750		15,869,011		14,148,308		—
Brent W. Wood
Lump sum cash payment	1,863,314	(1)	—	2,794,971	(2)	931,657	(3)	115,875	(4)	—
Healthcare and other insurance benefits	—		—	50,000	(5)	—		—		—
Value of acceleration of unvested restricted shares	3,164,889	(6)	—	6,278,607	(7)	5,505,122	(8)	5,505,122	(8)	—
Total	5,028,203		—	9,123,578		6,436,779		5,620,997		—
John F. Coleman
Lump sum cash payment	1,588,722	(1)	—	2,383,083	(2)	794,361	(3)	111,945	(4)	—
Healthcare and other insurance benefits	—		—	50,000	(5)	—		—		—
Value of acceleration of unvested restricted shares	2,276,765	(6)	—	4,094,280	(7)	3,667,870	(8)	3,667,870	(8)	3,667,871	(12)
Total	3,865,487		—	6,527,363		4,462,231		3,779,815		3,667,871
R. Reid Dunbar
Lump sum cash payment	1,106,286	(9)	—	1,843,810	(10)	737,524	(3)	103,853	(4)	—
Healthcare and other insurance benefits	—		—	37,500	(11)	—		—		—
Value of acceleration of unvested restricted shares	2,025,952	(6)	—	3,702,569	(7)	3,311,571	(8)	3,311,571	(8)	—
Total	3,132,238		—	5,583,879		4,049,095		3,415,424		—
Ryan M. Collins
Lump sum cash payment	913,542	(9)	—	1,522,570	(10)	609,028	(3)	90,614	(4)	—
Healthcare and other insurance benefits	—		—	37,500	(11)	—		—		—
Value of acceleration of unvested restricted shares	1,644,461	(6)	—	3,088,501	(7)	2,747,941	(8)	2,747,941	(8)	—
Total	2,558,003		—	4,648,571		3,356,969		2,838,555		—

2022 PROXY STATEMENT	53

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
(1)Represents 2x average annual compensation for 2021.
(2)Represents 3x average annual compensation for 2021.
(3)Represents 1x average annual compensation for 2021.
(4)Represents 90 days of continuation of base salary.
(5)Represents payment of premiums for life insurance coverage and health plan coverage for 24 months. The value of the payments in this column are based on an estimate of the Company’s cost to provide such benefits to an executive officer equal to $25,000 per year.
(6)Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, based on our closing stock price of $227.85 per share as of December 31, 2021, plus accrued dividends.
(7)Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, and all performance-based stock awards, assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $227.85 per share as of December 31, 2021, plus accrued dividends.
(8)Represents the acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of termination, and all performance-based stock awards, pro-rated for the portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $227.85 per share as of December 31, 2021, plus accrued dividends.
(9)Represents 1.5x average annual compensation for 2021.
(10)Represents 2.5x average annual compensation for 2021.
(11)Represents payment of premiums for life insurance coverage and health plan coverage for 18 months. The value of the payments in this column are based on an estimate of the Company’s cost to provide such benefits to an executive officer equal to $25,000 per year.
(12)Represents, for employees who meet the age and service requirements under the Company’s Retirement Policy, which is described in further detail below, the full acceleration of all service-based stock awards, including performance-based awards that were previously earned but remain subject to service-based vesting at the date of retirement (presumed to be December 31, 2021, for purposes of this disclosure) and all performance-based stock awards, pro-rated for the portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level, based on our closing stock price of $227.85 per share as of December 31, 2021, plus accrued dividends.
For purposes of the footnotes above, average annual compensation means an amount equal to the annual average of the sum of (i) the executive’s annual base salary from the Company plus (ii) the amount of cash bonus paid by the Company to the executive, in each case for the average of the three calendar years that ended immediately before (or, if applicable, coincident with) a specified date, provided that: (A) any such year in which the executive was not employed by the Company shall be excluded from the averaging period; and (B) the base salary and cash bonus for any such year that reflects a partial year of employment shall be annualized.
The Company accrues dividends on all incentive restricted shares beginning with the first day of the applicable performance period. The accrued dividends are delivered to the executive officer when the incentive restricted shares vest. The value of the restricted shares in the above table includes the actual value of the dividends accrued with respect to each restricted share award that is no longer subject to performance criteria.
Protection Period
Pursuant to Severance and Change in Control Agreements, each of our executive officers are entitled to severance payments and benefits if their employment is terminated (i) by the Company without “cause,” (ii) due to the executive’s death, or (iii) following a “change in control” within the “protection period” listed below, by the Company other than for death, disability or “breach of duty”, or by the executive’s resignation for “good reason” (as each term is defined in the Severance and Change in Control Agreement) (each, a “Qualifying Termination”).

Protection Period
Chief Executive Officer, Chief Financial Officer and Executive Vice Presidents	24 months
Senior Vice Presidents	18 months
Cash Severance Payment
Upon a Qualifying Termination, the cash portion of each executive’s severance is paid in lump-sum and is based upon the executive’s average annual compensation as follows:

	Termination without Cause, not in connection with a Change in Control	Termination without Breach of Duty or Resignation with Good Reason, each in connection with a Change in Control	Death
Chief Executive Officer, Chief Financial Officer and Executive Vice Presidents	2 times	3 times	1 times
Senior Vice Presidents	1.5 times	2.5 times	1 times
As a condition of the receipt of the cash severance payment not in connection with a change in control and not due to death, the executive must execute a waiver and release agreement, in a form satisfactory to the Company, that releases the Company and all affiliates from any and all claims of any nature whatsoever, including, without limit, any and all statutory claims, and may not revoke the waiver and release within any revocation period required by law or permitted by the Company.

54

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Additionally, in the event of a disability, each Severance and Change in Control Agreements provides that the executive shall continue to be paid his base salary and remain employed by the Company during the first 90 days of his disability.
Benefits
Pursuant to the Severance and Change in Control Agreements, upon the termination of an executive’s employment following a change in control within the protection period listed above, by the Company other than for death, disability or breach of duty, or by the executive’s resignation for good reason, the Company will provide each executive officer with life insurance coverage and health plan coverage substantially comparable to the coverage the executive was receiving from the Company immediately before termination of employment. In each case, these benefits will continue for a period of 24 months (18 months for the Company’s Senior Vice Presidents) following the date of termination.
Equity Acceleration upon an Executive’s Death or Disability
The award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan provide that the vesting of all service-based restricted shares, including performance-based awards for which the performance period has ended that remain subject to service-based vesting, will be fully accelerated upon the executive’s death or disability. Additionally, the award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan generally provide that, upon an executive’s death or disability, performance-based awards which have not completed the performance period shall be partially accelerated based on portion of the performance period that the executive was employed and assuming that performance criteria are deemed to be achieved at the target level.
Equity Acceleration upon a Termination without Cause
The award agreements for restricted shares awarded under the Company’s 2013 Equity Incentive Plan provide that the vesting of all service-based restricted shares, including performance-based awards for which the performance period has ended that remain subject to service-based vesting, will be fully accelerated upon the executive’s termination by the Company without cause.
Equity Acceleration upon a Change in Control
Pursuant to the Company’s 2013 Equity Incentive Plan, if awards thereunder are not continued, assumed or replaced by the successor corporation in connection with a change in control, then (i) each service-based award, including any performance-based awards for which the performance period has ended that remain subject to service-based vesting, shall become fully vested, and (ii) each performance-based award which has not completed the performance period shall be deemed to have achieved the target performance level and shall become vested.
Equity Acceleration upon Certain Terminations of Employment following a Change in Control
Pursuant to the Company’s 2013 Equity Incentive Plan, if and to the extent that awards thereunder are continued, assumed or replaced by the successor corporation in connection with a change in control and the executive’s employment is terminated within the two years following the change in control by the Company for any reasons other than “cause” or by the executive for “good reason” (as each term is defined in the plan), then (i) each service-based award, including any performance-based awards for which the performance period has ended that remain subject to service-based vesting, shall be fully accelerated, and (ii) each performance-based award which has not completed the performance period shall be deemed to achieve the target performance level and shall become vested.
Additionally, although none of our Named Executive Officers have received any stock option or stock appreciation rights as of December 31, 2021, each Severance and Change in Control Agreement provides that following a change in control within the protection period listed above, if the executive is terminated by the Company other than for death, disability or breach of duty, or by the executive’s resignation for good reason, then all outstanding stock options and stock appreciation rights issued to the executive by the Company with respect to common stock of the Company shall become immediately exercisable.

2022 PROXY STATEMENT	55

Proposal 3: Non-Binding, Advisory Vote on Executive Compensation
Retirement Policy
In November 2019, the Compensation Committee adopted a Retirement Policy for Equity Awards (the “Retirement Policy”) that applies to all employees who receive equity awards. Pursuant to such policy, in the event of an employee’s “retirement,” as defined in the Retirement Policy, subject to the execution and non-revocation of a noncompetition agreement, (i) all time-based equity awards held by the employee shall accelerate and become fully vested on the earlier of (1) 12 months from the date the employee gives notice of his or her retirement and (2) the original vesting date of the award; and (ii) a pro-rated portion of performance-based equity awards held by the employee shall remain eligible to vest at the end of the performance period based upon achievement of the applicable performance metrics and any portion of the performance-based award that is earned at the end of the performance period shall be immediately fully vested. In the event that the employee breaches the terms of the noncompetition agreement, (a) the employee shall be required to return the shares underlying equity awards for which vesting was accelerated or permitted to continue or, if the employee no longer holds such shares, repay the Company the value of such equity awards and (b) shall forfeit the unvested portion of any performance-based awards held by the employee that remain outstanding and unvested on the date of breach.
CEO Compensation Pay Ratio
For 2021, the total compensation of our Chief Executive Officer as reported in the Summary Compensation Table (page 49) was $5,397,019 and for the median employee was $113,497. The resulting ratio of the Chief Executive Officer’s pay to the pay of the median employee for fiscal year 2021 was 48 to 1.
The median employee utilized for 2021 is the same employee identified in 2020 because there have been no changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to pay ratio disclosure. In 2020, we identified the median employee using our entire employee population, excluding our Chief Executive Officer, consisting of 79 full-time employees and 1 part-time employee on December 1, 2020. We identified the median employee based on gross wages paid in the 12-month period ended December 1, 2020. We did not make any annualizing, assumptions, adjustments or estimates with respect to gross wages paid in the period. As required by SEC rules, after identifying our median employee, we calculated annual total compensation for both our median employee and our CEO using the same methodology that we used to determine our Named Executive Officers’ total annual compensation for the Summary Compensation Table.
This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions. Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
Equity Compensation Plan Information
The following table summarizes the Company’s equity compensation plan information as of December 31, 2021. The Company does not maintain any equity compensation plans which are not approved by shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	—	1,477,241
(1)Includes the 2013 Equity Incentive Plan.

56

Stock Ownership Information
Security Ownership of Certain Beneficial
Owners and Management
To the best of the Company’s knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Exchange Act) beneficially owned, as of March 31, 2022, more than five percent (5%) of the shares of Common Stock outstanding, except as set forth in the following table. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned		Percent of Common Stock (1)
BlackRock, Inc.	6,579,597	(2)	15.8%
55 East 52nd Street
New York, NY 10055
The Vanguard Group Inc.	6,038,689	(3)	14.5%
100 Vanguard Boulevard
Malvern, PA 19355
T. Rowe Price Associates, Inc.	2,763,335	(4)	6.6%
100 East Pratt Street
Baltimore, MD 21202
State Street Corporation	2,163,650	(5)	5.2%
1 Lincoln Street
Boston, MA 02111
(1)Based on the number of shares of Common Stock outstanding as of March 31, 2022, which was 41,680,414 shares of Common Stock.
(2)Based solely upon an amended Statement on Schedule 13G filed with the SEC on January 27, 2022 by BlackRock, Inc. (“BlackRock”) that indicates that BlackRock has sole voting power with respect to 6,156,935 shares of Common Stock and dispositive power with respect to 6,579,597 shares of Common Stock.
(3)Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group (“Vanguard”) that indicates that Vanguard has shared voting power with respect to 116,366 shares of Common Stock, sole dispositive power with respect to 5,886,869 shares of Common Stock and shared dispositive power with respect to 151,820 shares of Common Stock.
(4)Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. (“Price Associates”) that indicates that Price Associates has sole voting power with respect to 803,942 shares of Common Stock and sole dispositive power with respect to 2,763,335 shares of Common Stock.
(5)Based solely upon an amended Statement on Schedule 13G filed with the SEC on February 11, 2022 by State Street Corporation (“State Street”) that indicates that State Street has shared voting power with respect to 1,795,055 shares of Common Stock and shared dispositive power with respect to 2,163,650 shares of Common Stock.

2022 PROXY STATEMENT	57

Stock Ownership Information
Security Ownership of Directors and Officers
The following table sets forth certain information available to the Company with respect to shares of Common Stock beneficially owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of March 31, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes shares of the Company’s common stock beneficial ownership of which may be acquired by the persons listed in the table below at any time within 60 days of March 31, 2022. Unless otherwise noted below, the address of each person listed on the table is c/o EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157.

	Common Stock Beneficially Owned
Name	Number of Shares		% of Common Stock (1)
D. Pike Aloian	32,470	(2)	*
H. Eric Bolton, Jr.	12,570		*
Donald F. Colleran	4,217		*
Hayden C. Eaves III	12,110	(3)	*
David M. Fields	289		*
David H. Hoster II	206,848	(4)	*
Mary E. McCormick	21,095		*
Katherine M. Sandstrom	1,572		*
Marshall A. Loeb	109,838		*
Brent W. Wood	104,869		*
John F. Coleman	89,457		*
Ryan M. Collins	13,055		*
R. Reid Dunbar	17,842		*
Staci H. Tyler	8,391		*
All directors, nominees and executive officers as a group (14 persons)	634,623		1.5%
*Less than 1.0%.
(1)Based on the number of shares of Common Stock outstanding as of March 31, 2022, which was 41,680,414 shares of Common Stock.
(2)Includes 2,500 shares of Common Stock beneficially owned by Mr. Aloian’s spouse, as to which he disclaims beneficial ownership.
(3)Includes (i) 8,178 shares of Common Stock owned by Mr. Eaves as trustee for the Eaves Living Trust; (ii) 2,632 shares of Common Stock owned by Mr. Eaves as trustee for a marital trust; (iii) 500 shares of Common Stock owned by Mr. Eaves as trustee for a generation skipping trust; (iv) 500 shares of Common Stock owned by a family foundation of which Mr. Eaves is President; and (v) 300 shares of Common Stock owned by Mr. Eaves as trustee.
(4)Includes (i) 71,427 shares of Common Stock held in an irrevocable trust, (ii) 36,000 shares of Common Stock owned by a family trust for the benefit of Mr. Hoster’s children and (iii) 2,430 shares of Common Stock held in a revocable trust. Mr. Hoster is the trustee of the irrevocable trust, Mr. Hoster’s spouse is trustee of the family trust and Mr. Hoster and his spouse are co-trustees of the revocable trust. Mr. Hoster has shared voting and dispositive power with respect to 2,430 shares of Common Stock.
Stock Ownership Guidelines for Directors and Officers
In order to enhance the alignment of the interests of the directors and management with shareholders, the Company has instituted stock ownership guidelines for directors and executive officers. Each director who has served for at least five years should own shares of Common Stock with a market value of a minimum of five times the annual cash retainer fee payable to a director. Within five years of their election, executive officers of the Company are required to own shares of Common Stock having a market value equal to or greater than the following multiples of their base salary: (i) President and Chief Executive Officer: five times annual base salary; (ii) Executive Vice President: three times annual base salary; and (iii) Senior Vice Presidents: two times annual base salary. Each director and executive officer is currently in compliance with the applicable ownership guideline.

58

Stock Ownership Information
Certain Transactions and Relationships
Change in Control Agreement
The Company has entered into a change in control agreement with each of the Company’s executive officers. See “Potential Payments Upon Termination or Change in Control” above.
Related-Party Transactions Policies and Procedures
In March 2007, the Board adopted the written “Statement of Policy with respect to Related Party Transactions” that states that the Company’s Audit Committee is responsible for the review, approval and ratification of transactions between the Company or any of its subsidiaries and a senior officer or director of the Company, members of their immediate family, a shareholder owning in excess of five percent of the Company or an entity which is owned or controlled by one of the foregoing.
The policy requires that any related party transaction, other than transactions available to all employees generally or transactions involving less than $5,000 when aggregated with all similar transactions, shall be consummated or shall continue only if (i) the Audit Committee pre-approves or ratifies such transaction, (ii) the transaction is approved by the disinterested members of the Board, or (iii) the transaction involves compensation approved by the Compensation Committee.

2022 PROXY STATEMENT	59

Other Matters
The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.
About the 2022 Annual Meeting of Shareholders
What is the purpose of the Meeting?
At the Meeting, shareholders will be asked to elect the nine director nominees named in this proxy statement for a one-year term, ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and approve, by a non-binding, advisory vote, the compensation of our Named Executive Officers. In addition, management will report on the performance of the Company and respond to questions from shareholders at management’s discretion.
Who is entitled to vote?
All shareholders of record as of the close of business on Monday, March 28, 2022 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, 41,579,771 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each item submitted to shareholders for consideration.
Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and Annual Report?
The Securities and Exchange Commission (“SEC”) rules allow us to furnish proxy materials to our shareholders electronically. In an effort to lower the costs of delivery of proxy materials, as well as to reduce our use of paper, we have elected to take advantage of these rules by only mailing materials to those shareholders who specifically request a paper copy. On or around April 14, 2022, all shareholders were mailed a Notice Regarding the Availability of Proxy Materials that contains an overview of the proxy materials and explains several methods by which shareholders can view the proxy materials online or request to receive a copy of proxy materials via regular mail or email. There is NO charge for requesting a copy of the proxy materials.
I live with other stockholders. Will we each get our own copy of the proxy materials?
If you and other residents at your mailing address own shares of our common stock in street name through the same institution, your broker, bank or other nominee may have sent you a notice that your household will receive only one 2021 Annual Report, Notice of Annual Meeting and proxy statement. This procedure, known as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. If you consented or were deemed to have consented to householding, your broker, bank or other nominee may send one copy of our proxy materials to your address for all residents that own shares of our common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our 2021 Annual Report, Notice of Annual Meeting and proxy statement, you may be able to request householding by contacting your broker, bank or other nominee.
If you wish to request extra copies free of charge of our 2021 Annual Report or proxy statement, please send your request to the Secretary of the Company at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157 or call us with your request at 601.354.3555.
The Company’s 2021 Annual Report to Stockholders and a copy of the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, are being made available to stockholders concurrently with this proxy statement. The 2021 Annual Report to Stockholders and Form 10-K, however, are not part of the proxy solicitation materials. A copy of any or all exhibits to our Annual Report on Form 10-K, and a copy of the Code of Ethics and Business Conduct, may be obtained free of charge by writing to the Company’s Secretary at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157 or by accessing http://investor.eastgroup.net.
How can I get electronic access to the proxy materials?
The Notice Regarding the Availability of Proxy Materials includes a website address that will:
▶    Provide you with instructions on how to view our proxy materials on the Internet; and
▶    Enable you to notify us to send future proxy materials to you by email.

60

Other Matters
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Can I find additional information on the Company’s website?
Yes. Our website is located at www.eastgroup.net. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our Code of Ethics and Business Conduct, Corporate Governance Guidelines, charters of committees of our Board and reports that we file with the SEC. A paper copy of our Code of Ethics and Business Conduct, Corporate Governance Guidelines and each of the charters of our Board committees may be obtained free of charge by writing to EastGroup Properties, Inc., 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157, Attention: Investor Relations.
Why are we having a virtual meeting?
We believe conducting the Meeting in a virtual format allows greater accessibility for shareholders to attend, and supports the health and well-being of our employees, directors and stockholders due to the continued public health impact of the COVID-19 pandemic.
How do I attend the virtual meeting and can I ask questions during the meeting?
All shareholders of record at the close of business on March 28, 2022, or their designated proxies, will be able to attend and participate in the Meeting online by accessing www.virtualshareholdermeeting.com/EGP2022 and following the log in instructions below. Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting.
Access to the Virtual Meeting. The virtual Meeting will begin promptly at 9:00 a.m., Central Daylight Time. Online access to the Meeting will open approximately 15 minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage our shareholders to access the Meeting prior to the start time.
Log in Instructions. To attend the Meeting, log in at www.virtualshareholdermeeting.com/EGP2022. Registered shareholders will need their unique 16-digit control number, which appears on the Notice Regarding the Availability of Proxy Materials sent to them (if they received a printed copy of the proxy materials). If you are not a registered shareholder but you hold shares in “street name” (i.e., your shares are held in an account maintained by a bank, broker, or other nominee) and you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.
Voting and Submitting Questions at the Virtual Meeting. Shareholders will be able to vote electronically and submit questions during the virtual Meeting. You are entitled to vote at the Meeting if you were a shareholder as of the close of business on March 28, 2022. Shareholders will be able to ask questions or make comments relating to each proposal at a time designated by the Meeting chairperson. All questions presented should relate directly to the agenda item under discussion. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business in the chairperson's sole and absolute discretion. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
Non-shareholders will not be permitted to attend the virtual Meeting.
Technical Assistance. If you encounter any difficulties accessing the virtual Meeting platform during the check-in time that begins 15 minutes prior to the start of the Meeting or during the virtual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/EGP2022.
How do I vote?
VOTING DURING THE VIRTUAL MEETING
If you are a “registered owner” or “record holder” (i.e., you hold your shares in your own name as a holder of record with our transfer agent, EQ Shareowner Services), you may attend the Meeting virtually and vote your shares during the Meeting. If you are a “beneficial owner” because your bank, broker or similar organization is the holder of your shares (i.e., your shares are held in “street name”) and you wish to vote during the Meeting, you will need to obtain a “legal proxy” from the bank, broker or similar organization that holds your shares of Common Stock of record. If you attend the Meeting and you submit your vote during the Meeting, any previous votes that you submitted by mail or authorized via the Internet or by telephone will be superseded by the vote that you cast during the Meeting. Further instructions for voting during the Meeting can be obtained by calling us at (601) 354-3555.

2022 PROXY STATEMENT	61

Other Matters
VOTING BY PROXY FOR SHARES REGISTERED DIRECTLY IN THE NAME OF THE SHAREHOLDER
If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, EQ Shareowner Services, you may also instruct the proxy holders named in the proxy card how to vote your shares of Common Stock in one of the following ways:

VOTE ONLINE	VOTE BY TELEPHONE	VOTE BY REGULAR MAIL
You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have a shareholder identification number, which is provided in the Notice Regarding the Availability of Proxy Materials.	If you received printed materials, you also have the option to vote by telephone by following the “Vote by Phone” instructions on the proxy card.	If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

VOTING BY PROXY FOR SHARES REGISTERED IN STREET NAME
If your shares of Common Stock are held in street name, you will receive instructions from your bank, broker or similar organization that you must follow in order to have your shares voted.
Regardless of how you choose to vote, your vote is important to us and we encourage you to vote promptly.
What happens if I return my proxy card without voting on all proposals?
When you return a properly executed proxy card, the proxy holders named in the proxy card, Marshall A. Loeb and Brent W. Wood, will vote the shares that the proxy card represents in accordance with your directions. If you return the signed proxy card with no direction on a proposal, the proxy holders will vote your proxy FOR each of the Board’s nine director nominees named in this proxy statement, FOR the ratification of the independent registered public accounting firm for the fiscal year ending December 31, 2022, and FOR the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement.
Will there be any other items of business on the agenda?
Pursuant to the Company’s Bylaws and SEC rules, shareholder proposals must have been received by February 26, 2022 to be considered at the Meeting. To date, we have received no shareholder proposals and we do not expect any other items of business. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Marshall A. Loeb and Brent W. Wood with respect to any other matters that might be properly brought before the Meeting. Those persons intend to vote that proxy in accordance with their best judgment.
How many votes are needed to hold the Meeting?
In order to conduct the Meeting, the presence, in person at the virtual Meeting or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority (i.e., greater than 50%) of all the votes entitled to be cast at the Meeting, is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy card, or proxies submitted by telephone or online, including abstentions and broker non-votes, will be treated as present at the Meeting for purposes of determining a quorum.
How many votes are needed to approve each proposal?
Proposal 1 concerns the election of the nine director nominees named in this proxy statement for a one-year term. The votes cast “For” a nominee must exceed the votes cast “Against” the nominee for the nominee to be elected. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved as they do not count as votes cast for such matter. If a nominee fails to receive more “For” votes than votes cast “Against” and is an incumbent director, the nominee is required to tender a resignation to the Nominating and Corporate Governance Committee of the Board for consideration. If the resignation is not accepted, the nominee will continue to serve as director until the next annual meeting and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
Proposal 2 concerns ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. Even though the vote is advisory and non-binding, the Audit Committee of the Board will consider a vote against the firm by the shareholders in selecting the Company’s independent registered public accounting firm in the future.

62

Other Matters
Proposal 3 concerns approval, by a non-binding, advisory vote, of the compensation of the Named Executive Officers disclosed in the section of this proxy statement entitled “Compensation Discussion and Analysis.” For the non-binding, advisory vote to be approved, the votes cast “For” the proposal must exceed the votes cast “Against” this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
Can I change my vote after I have voted?
Yes. You can revoke your proxy and change your vote at any time before the polls close at the Meeting. You can do this by:
▶    filing with the Secretary of the Company a written revocation;
▶    signing and submitting another proxy with a later date; or
▶    attending the Meeting, withdrawing the proxy and voting during the Meeting.
How do I submit a proposal for the 2023 Annual Meeting?
If a shareholder wishes to have a proposal considered for inclusion in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders, the shareholder must submit the proposal in writing to the Secretary of the Company at 400 W. Parkway Place, Suite 100, Ridgeland, Mississippi 39157 so that the Company receives the proposal by December 15, 2022.
If the proposal is not intended to be included in the Company’s proxy statement, a qualified shareholder intending to introduce a proposal or nominate a director at the 2023 Annual Meeting of Shareholders should give written notice to the Company’s Secretary not later than February 25, 2023 and not earlier than January 26, 2023 (although these dates may be adjusted in the event that the date of the 2023 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the anniversary date of the Meeting).
Shareholders also are advised to review the Company’s Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 27, 2023.
Will anyone contact me regarding this vote?
No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, email or other electronic means or personal interviews. In addition, we reserve the right to solicit proxies through our directors, officers and employees (who will receive no additional compensation for those services). We anticipate that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.
Who has paid for this proxy solicitation?
The Company has paid the entire expense of this proxy statement and any additional materials furnished to shareholders.

2022 PROXY STATEMENT	63

400 West Parkway Place, Suite 100, Ridgeland, MS 39157 601.354.3555

For more information, please visit: **https://eastgroup.net**

EGP
LISTED
NYSE

EASTGROUP PROPERTIES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EGP2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D79185-P69231 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EASTGROUP PROPERTIES, INC.

The Board of Directors recommends you vote FOR all the director nominees listed in proposal 1:

1. Election of Director Nominees to serve for a one-year term until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Nominees:

	For	Against	Abstain
1a. D. Pike Aloian	☐	☐	☐
1b. H. Eric Bolton, Jr.	☐	☐	☐
1c. Donald F. Colleran	☐	☐	☐
1d. Hayden C. Eaves III	☐	☐	☐
1e. David M. Fields	☐	☐	☐
1f. David H. Hoster II	☐	☐	☐
1g. Marshall A. Loeb	☐	☐	☐
1h. Mary E. McCormick	☐	☐	☐
1i. Katherine M. Sandstrom	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 2 and 3:

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.

D79186-P69231

EASTGROUP PROPERTIES, INC.
Annual Meeting of Shareholders
May 26, 2022 9:00 a.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints MARSHALL A. LOEB and BRENT W. WOOD, or either of them, as Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held virtually at www.virtualshareholdermeeting.com/EGP2022, on Thursday, May 26, 2022, at 9:00 a.m., Central Time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders with respect to such meeting, the proxy statement and the 2021 annual report, and revokes any proxy heretofore given with respect to such meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. The Board of Directors recommends a vote FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3. If no direction is made, this Proxy will be voted FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3, and will be voted in the discretion of the Proxies named herein with respect to any additional matter as may properly come before the Meeting or any adjournment or postponement thereof. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote the shares unless you sign and return this card.

Continued and to be signed on reverse side